                    GUITAR CENTER MANAGEMENT COMPANY, INC.

         Warrant for the Purchase of Shares of Common Stock and
    Junior Preferred Stock of Guitar Center Management Company. Inc.
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No. *1*

    THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 5, 1996, AMONG GUITAR CENTER MANAGEMENT COMPANY, INC. AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF GUITAR CENTER MANAGEMENT COMPANY, INC.

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR (SUBJECT TO CERTAIN EXCEPTIONS) AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

         FOR VALUE RECEIVED, GUITAR CENTER MANAGEMENT COMPANY, INC., a California corporation (the "COMPANY"), hereby certifies that DLJ Merchant Banking Partners, L.P., a Delaware limited partnership, its successors or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, (x) a number of shares of Common Stock (as hereinafter defined) of the Company, equal to the Common Stock Amount (as hereinafter defined) at a purchase price per share equal to the Common Stock Exercise Price (as hereinafter defined) and (y) a number of shares of Junior Preferred Stock (as hereinafter defined) of the Company, equal to the Junior Preferred Stock Amount (as hereinafter defined) at a purchase price per share equal to the Junior Preferred Stock Exercise Price (as hereinafter defined). The Common Stock Amount, Common Stock Exercise Price, Junior Preferred Stock Amount and Junior Preferred Stock Exercise Price are subject to adjustment from time to time as hereinafter set forth.

         SECTION 1. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "BRIDGE FINANCING AGREEMENT" means the Bridge Financing Agreement dated June 5, 1996, among the Company, GCMC Funding, Inc. and Chemical Bank, as such agreement is in effect on the date the Warrants are first issued.

         "BRIDGE LOAN WARRANTS" means the warrants for the purchase of shares of Common Stock, issued on June 5, 1996, to be held in escrow as provided in the Bridge Financing Agreement.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which the New York Stock Exchange is closed.

         "COMMON SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

         "COMMON STOCK" means the Common Stock of the Company, without par value.

         "COMMON STOCK AMOUNT" means 34,221 fully paid and non-assessable shares of Common Stock, as adjusted pursuant to Sections 9 and 10.

         "COMMON STOCK EXERCISE PRICE" means $.01 per share of Common Stock, such amount to be adjusted from time to time upon the adjustment of the Common Stock Amount pursuant to Section 9 below.

         "COMMON STOCK PORTION" means 1%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Common Stock Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption (the "COMMON AMOUNT") by (y) the sum of the Common Amount and the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Common Stock Portion shall mean 100%.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the sum of the Common Stock Exercise Price and the Junior Preferred Stock Exercise Price.

         "EXPIRATION DATE" means June 5, 2006.

         "FAIR MARKET VALUE" means on any date:

         (a)  for any security,

              (i) if such security is of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the thirty (30) trading day before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

              (ii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such securities are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder seeking a determination of Fair Market Value; and

              (iii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the Fair Market Value of such security shall be as mutually agreed by the Company and the Majority Holders; PROVIDED that if the Company and the Majority Holders are unable to mutually agree upon the Fair Market Value, the Company and the Majority Holders shall, within five (5) days from the date that either party determines that they cannot agree and so notifies the other party in writing, jointly retain an investment banking firm, nationally recognized accounting firm or other firm providing similar valuation services (any of the foregoing, a "VALUATION FIRM"), satisfactory to each of them. Within 3 days of selection of the Valuation Firm, the Company shall provide the Valuation Firm and the Holders with a certificate setting forth its opinion as to the fair market value of the security (the "COMPANY'S ESTIMATE"). The Majority Holders shall have 3 days to accept, or disagree with, the Company's Estimate. If the Majority Holders disagree with the Company's Estimate, the Majority Holders shall so indicate in writing to the Company and the Valuation Firm and provide them with their opinion as to the fair market value of the security (the "MAJORITY HOLDERS' ESTIMATE"), in each case within 3 days of receipt of the Company's Estimate. If the Majority Holders do not indicate their disagreement with the Company's Estimate in writing (and provide their opinion referred to in the immediately preceding sentence) within such 3-day period, the Fair Market Value of the security shall be equal to the Company's Estimate. If the Majority Holders indicate their disagreement with the Company's Estimate (and provide such opinion) within such 3-day period, the Valuation Firm shall select either the Company's Estimate or the Majority Holders' Estimate as the estimate that more closely reflects the fair market value of the security, and the estimate thus selected shall be the Fair Market Value of the security. All fees and expenses of the Valuation Firm shall be paid by the party (treating all Holders as one party) whose estimate was not selected as the Fair Market Value.

         (b) notwithstanding paragraph (a), in the event of any repurchase or redemption of preferred stock, the Fair Market Value shall not be less than the stated value thereof plus any accrued and unpaid dividends as of the date of such repurchase or redemption plus any premium payable in such repurchase or redemption pursuant to the terms of such preferred stock in effect on the date such shares of preferred stock are first issued; and

         (c) for each Warrant, the Fair Market Value of the Warrant shall be the aggregate Fair Market Value of the Warrant Shares obtainable on exercise of such Warrant minus the aggregate Common Stock Exercise Price and Junior Preferred Stock Exercise Price therefor.

         "HOLDERS" means, collectively, the Holder of this Warrant and the holders of all other Warrants.

         "JUNIOR PREFERRED PORTION" means 99%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Junior Preferred Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption (the "JUNIOR PREFERRED AMOUNT") by (y) the sum of the Junior Preferred Amount and the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Junior Preferred Portion shall mean 0%.

         "JUNIOR PREFERRED STOCK" means the 8% Junior Preferred Stock of the Company, without par value.

         "JUNIOR PREFERRED STOCK AMOUNT" means 33,878.45 fully paid and non-assessable shares of Junior Preferred Stock, plus (x) any additional shares of Junior Preferred Stock that would have been declared as dividends on the Junior Preferred Stock Amount had such shares been outstanding, compounded on each date such dividends would have been declared and (y) a number of shares of Junior Preferred Stock equal to the amount of any accrued and unpaid dividends (compounded on each scheduled dividend payment date) that would have been applicable to the Junior Preferred Stock Amount had such shares been outstanding, up to but not including the relevant Exercise Date divided by $100.00, as adjusted pursuant to Sections 9 and 10.

         "JUNIOR PREFERRED STOCK EXERCISE PRICE" means $.01 per share of Junior Preferred Stock, such amount to be adjusted from time to time upon the adjustment of the Junior Preferred Stock Amount pursuant to Section 9 below.

         "JUNIOR PREFERRED SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Junior Preferred Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock that would be received if such security were converted or exchanged on such date.

         "MAJORITY HOLDERS" means those Holders holding Warrants representing the right to purchase the majority of the shares of Common Stock and Junior Preferred Stock issuable upon the exercise of all Warrants held by all Holders.

         "PERSON" means an individual, general partnership, limited partnership, corporation, trust, joint stock company, association, joint venture or any other entity or organization, whether or not legal entities, including a government or political subdivision or an agency or instrumentality thereof.

         "REGISTRATION AGREEMENT" means the Registration Agreement dated June 5, 1996 among the DLJMB Entities and the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of June 5, 1996 by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., and DLJ Merchant Banking Funding, Inc. (collectively, the "DLJMB Entities"), and the Company.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of June 5, 1996 among the Company, the DLJMB Entities and the other stockholders of the Company party thereto.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "WARRANT SHARES" means the shares of Common Stock and Junior Preferred Stock issued or to be issued to the Holder upon exercise of this Warrant, as adjusted from time to time.

         "WARRANTS" means this Warrant and all other warrants to purchase shares of Common Stock and Junior Preferred Stock issued pursuant to the Securities Purchase Agreement

         SECTION 2. EXERCISE OF WARRANT. (a) The Holder is entitled to exercise this Warrant, in whole or in part, at any time, or from time to time, until 5:00 p.m. New York City time on the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day, by presentation and surrender hereof to the Company with the Exercise Subscription Form annexed hereto duly executed and accompanied by proper payment of the

Exercise Price for the Warrant Shares that the Holder wishes to purchase as specified in such form, all subject to the terms and conditions hereof. The Holder will exercise a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is exercised, to the extent that each such amount has not been exercised.

         (b) At the option of the Holder, the Exercise Price may be paid in cash or by official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. At the option of the Holder, the Exercise Price may in the alternative be paid by reducing the number of Warrant Shares that would otherwise have been issued upon such exercise by the number of Warrant Shares that have a Fair Market Value equal to the Exercise Price which otherwise would have been paid (ratably based on the amounts of Common Stock and Junior Preferred Stock that would otherwise have been exercisable). Upon the date (the "EXERCISE DATE") of receipt by the Company of this Warrant and the Exercise Subscription Form, together with payment of the applicable Exercise Price, at the Company's office designated for such purpose (which office initially shall be that set forth in Section 12 herein), in proper form for exercise, the Holder shall, to the extent permitted by applicable law, be deemed to be the holder of record of the number of shares of Common Stock and Junior Preferred Stock constituting the Common Stock Amount and Junior Preferred Stock Amount, respectively (or, in the case of a partial exercise of this Warrant, a ratable number of such shares) and any other securities or property (including any money) to which the Holder is entitled, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock, Junior Preferred Stock or other securities shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of the issue or delivery of the shares of Common Stock and Junior Preferred Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, Junior Preferred Stock or other securities, including any Warrant issued pursuant to Section 2(c), and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

    (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant in substantially the same form and for the unexercised Common Stock Amount and Preferred Stock Amount remaining shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder and deliver the new Warrant to the Holder without charge.

         (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any shares of Common Stock, Junior Preferred Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5 below.

         (e) Certificates representing securities issued pursuant to this Warrant shall bear legends substantially in the form of the legends set forth on the first page of this Warrant to the extent that and for so long as such legends are required pursuant to the Stockholders Agreement.

         SECTION 3. RESERVATION OF SHARES. The Company hereby agrees at all times to keep reserved for issuance and delivery upon exercise of the Warrants such number of its authorized but unissued shares (or treasury shares) of Common Stock, Junior Preferred Stock, or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent set forth in the Stockholders Agreement, Securities Purchase Agreement or Registration Agreement) and free and clear of all preemptive or similar rights.

         SECTION 4. SECURITIES LAW COMPLIANCE. If the issuance of any shares of Common Stock or Junior Preferred Stock or other securities required to be reserved for purposes of the exercise of any Warrants requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Company shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; PROVIDED that this Section 4 shall not obligate the Company to register such securities under the Securities Act or qualify them under state securities or blue sky laws.

         SECTION 5. FRACTIONAL SHARES. No fractional shares of Common Stock or Junior Preferred Stock or fractional interests in other securities or scrip representing fractional shares or interests shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Common Stock or Junior Preferred Stock or fractional interests in other securities called for upon any exercise hereof (and any other Warrants then held by the Holder hereof which are contemporaneously exercised), the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof at the date of such exercise; PROVIDED, HOWEVER, that in the event that the Company undertakes a reduction in the number of shares of Common Stock or Junior Preferred Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in other securities to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares or interests in accordance with this Section 5.

         SECTION 6. TRANSFER, EXCHANGE OR ASSIGNMENT OF WARRANT. (a) This Warrant and all rights hereunder are not transferable by the registered holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Stockholders Agreement to the extent required thereby in accordance with the provisions thereof. Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

         (b) Subject to compliance with the Stockholders Agreement, the Registration Agreement and Securities Purchase Agreement, in each case, to the extent applicable, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

         (c) The Holder shall be deemed to have assigned a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is assigned in part, to the extent that each such amount has not been exercised.

         SECTION 7.  LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the
Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Company, of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall, without charge, execute and deliver a new Warrant of like date and having substantially the same form; PROVIDED that (in the case of loss, theft or destruction) no indemnity bond shall be required unless the Company has a class of securities registered pursuant to the Exchange Act and the Company's transfer agent requires such indemnity bond as a condition to the issuance of a new Warrant.

         SECTION 8. RIGHTS OF THE HOLDER. Prior to the exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company including, without limitation, the right to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company.

         SECTION 9. ANTI-DILUTION PROVISIONS. So long as any Warrants are outstanding, the Common Stock Amount and Junior Preferred Stock Amount shall be subject to change or adjustment as follows:

     (a) DIVIDENDS, SUBDIVISIONS, COMBINATIONS. In case the Company shall (i) pay or make a dividend or other distribution to (x) all holders of its Common Stock in shares of Common Stock or shares of Junior Preferred Stock or
(y) all holders of its Junior Preferred Stock in shares of Common Stock or Junior Preferred Stock (other than ordinary dividends on the Junior Preferred Stock contemplated by the definition of Junior Preferred Stock Amount), (ii) subdivide, split or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a larger number of shares or (iii) combine or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a smaller number of shares, then in each such case the Common Stock Amount or Junior Preferred Stock Amount, respectively, shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. Adjustments for distributions of shares of Junior Preferred Stock to holders of Common Stock shall be made to the Junior Preferred Stock Amount, and adjustments for distributions of shares of Common Stock to holders of Junior Preferred Stock shall be made to the Common Stock Amount. An adjustment made pursuant to this Section 9(a) shall become effective immediately after such record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification.

         (b)  REORGANIZATION OR RECLASSIFICATION; CONVERSION OF JUNIOR
PREFERRED STOCK INTO COMMON STOCK; REDEMPTION OF JUNIOR PREFERRED STOCK. (i) In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock and Junior Preferred Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (ii) If all or a portion of the shares of Junior Preferred Stock are converted into shares of Common Stock pursuant to the terms of the Junior Preferred Stock, then (x) the Common Stock Amount shall be increased by the number of additional shares of Common Stock the Holder would have received had this Warrant been exercised immediately prior to the conversion and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been converted into Common Stock in such conversion had this Warrant been exercised immediately prior to the conversion.

        (iii) If all or a portion of the shares of Junior Preferred Stock are redeemed pursuant to the terms of the Junior Preferred Stock (except any repurchase pursuant to the Restricted Stock Agreements (as defined in the Stockholders Agreement) or Stockholders Agreement), then (x) the Holder of this Warrant shall be paid the amount he would have received (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been redeemed in such redemption (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption.

         (c) DISTRIBUTIONS OF ASSETS OR SECURITIES OTHER THAN COMMON STOCK OR JUNIOR PREFERRED STOCK. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock or Junior Preferred Stock shares of any of its capital stock (other than a distribution of Common Stock or Junior Preferred Stock referred to in Section 9(a) or in the definition of Junior Preferred Stock Amount), rights or warrants to purchase any of its securities (other than those referred to in Sections 9(d) and 9(e) below), cash, other assets or evidences of its indebtedness, then, in each such case:

    (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to the date of such dividend or distribution by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Common Stock (the "COMMON VALUE") at the record date (the "RECORD DATE") for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Common Value less (b) (i) the Common Stock Portion of the fair market value (the

    "DISTRIBUTION VALUE") of the securities, cash, assets or evidences of indebtedness so distributed divided by (ii) the number of shares of Common Stock outstanding immediately prior to the Record Date, and

    (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the Record Date by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Junior Preferred Stock (the "JUNIOR PREFERRED VALUE") at the record date for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Junior Preferred Value less (b) (i) the Junior Preferred Portion of the Distribution Value divided by (ii) the number of shares of Junior Preferred Stock outstanding immediately prior to the Record Date.

The Distribution Value shall be determined in good faith by the Board of Directors of the Company; PROVIDED that if the Majority Holders in their discretion do not agree with such determination, such fair market value shall be determined in the same manner as the fair market value of a security is determined pursuant to clause (iii) of the definition of Fair Market Value. All fees and expenses of the Valuation Firm shall be paid by the party whose estimate was not selected as the fair market value.

Notwithstanding the foregoing provisions of this Section 9(c), no adjustment shall be made as aforesaid if the Company distributes to the Holder an amount of securities, cash, other assets or evidences of indebtedness, as the case may be, equal to the amount thereof that would have been distributed to the Holder had this Warrant been exercised immediately prior to the making of such distribution, or if a record date has been set with respect to such distribution, immediately prior to the record date for determination of shareholders entitled thereto.

         (d) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF COMMON STOCK. In case the Company shall issue Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case, the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such Common Stock (or options, rights, warrants or other securities) by a fraction,

    (A) the numerator of which shall be (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and

    (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (ii) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Common Stock to which the holders of such rights, options or warrants are entitled, the Common Stock Amount shall again be adjusted to be the Common Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this
Section 9(d) shall become effective immediately after the date such Common Stock or other security is issued or sold.

Notwithstanding anything herein to the contrary, (1) no further adjustment to the Common Stock Amount or Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock pursuant to (x) the exercise of any options, rights or warrants or (y) the conversion or exchange of any convertible securities, if in each case the adjustment in the Common Stock Amount or Junior Preferred Stock Amount was made as required hereby upon the issuance or sale of such options, rights, warrants or securities or no adjustment was required hereby at the time such option, right, warrant or convertible security was issued, (2) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock upon the exercise of any warrants or options existing on the date hereof, on the terms contained in such securities on the date of original issuance of this Warrant and (3) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance of options under the Company's 1996 Performance Stock Option Plan as in effect on the date of original issuance of this Warrant.

         (e)  BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF JUNIOR PREFERRED
STOCK. In case the Company shall issue Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Marker Value per share of Junior Preferred Stock on the date such Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such Junior Preferred Stock (or options, rights, warrants or other securities) by a fraction,

    (A) the numerator of which shall be (x) the sum of (i) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Junior Preferred Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance, and

    (B)the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance and (ii) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Junior Preferred Stock to which the holders of such rights, options or warrants are entitled, the Junior Preferred Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Junior Preferred Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Junior Preferred Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this Section 9(e) shall become effective immediately after the date such Junior Preferred Stock or other security is issued or sold.

         (f) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF OTHER SECURITIES. In case the Company shall issue preferred stock or other securities of the Company (other than Common Stock, Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold or issued (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case:

    (A) the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Common Stock outstanding immediately prior to such issuance and (b) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance (the "AGGREGATE COMMON VALUE"), and the denominator of which shall be (x) the Aggregate Common Value minus (y) the Common Stock Portion of the difference (the "DILUTION AMOUNT") between (a) the aggregate Fair Market Value of such preferred stock (or other security) and (b) the aggregate consideration received by the Company for such preferred stock (or other security), and

    (B) the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Junior Preferred Stock outstanding immediately prior to such issuance and
    (b) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance (the "AGGREGATE PREFERRED VALUE"), and the denominator of which shall be (x) the Aggregate Preferred Value minus
    (y) the Preferred Stock Portion of the Dilution Amount;

PROVIDED, HOWEVER, that in the event that any such rights, options, warrants or other securities expire unexercised, or in the event of a change in the number or cost of the securities to which the holders of such rights, options, warrants or other securities are entitled, the Junior Preferred Stock Amount and Common Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such rights, options, warrants or other securities had never been issued, in the former event, or the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of securities, if applicable, and at such changed cost, if applicable, in the latter event.

An adjustment made pursuant to this Section 9(f) shall become effective immediately after the date such preferred stock (or other security) is sold or issued.

Notwithstanding the foregoing provisions of this Section 9(f), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Dilution Amount by having been issued any of such preferred stock (or other securities) so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

         (g) ABOVE MARKER REPURCHASES OF SECURITIES. If at any time, or from time to time, the Company or any Subsidiary thereof shall repurchase (a "REPURCHASE"), by self-tender offer or otherwise, any securities of the Company at a weighted average purchase price in excess of the Fair Market Value thereof (PROVIDED that the repurchase of securities in accordance with their terms as set forth therein (or pursuant to the terms of the Restricted Stock Agreements (as defined in the Stockholders Agreement) at the time of issue thereof shall not be deemed to be a purchase in excess of Fair Market Value), on the Business Day immediately prior to the earliest of (i) the date of such Repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "DETERMINATION DATE"),

    (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to such Determination Date by a fraction,
    (x) the numerator of which shall be the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

         (i) (a) the product of the number of shares of Common Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Common Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Common Stock, if any, repurchased or to be repurchased by the Company or any Subsidiary thereof in such Repurchase and the Fair Market Value of a share of Common Stock immediately prior to the Determination Date and
         (II) the Common Stock Portion of the Repurchase Dilution Amount; by

         (ii) (a) the number of shares of Common Stock outstanding immediately prior to the Determination Date less (b) the number shares of Common Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase, and

    (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to such Determination Date by a fraction, (x) the numerator of which shall be the Fair Market Value of a share of Junior Preferred Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

         (i) (a) the product of the number of shares of Junior Preferred Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Junior Preferred Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Junior Preferred Stock, if any, repurchased or to be repurchased in such transaction and the Fair Market Value of a share of Junior Preferred Stock immediately prior to the Determination Date and (II) the Junior Preferred Portion of the Repurchase Dilution Amount; by

         (ii) (a) the number of shares of Junior Preferred Stock outstanding immediately prior to the Determination Date less (b) the number shares of Junior Preferred Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase;

PROVIDED, HOWEVER, that in the event that any proposed Repurchase is not effected, or in the event of a change in the number or cost of securities repurchased or the aggregate purchase price paid, the Common Stock Amount and Preferred Stock Amount shall again be adjusted to be the Common Stock Amount and Preferred Stock

Amount which would then be in effect if proposed Repurchase never occurred, in the former event, or the Common Stock Amount and Junior Preferred Stock Amount which would then be in effect if the Repurchase had initially been for such changed number of securities, if applicable, and at such changed purchase price, if applicable, in the latter event.

"REPURCHASE DILUTION AMOUNT" means the aggregate consideration paid by the Company in connection with a Repurchase in excess of the Fair Market Value of the securities repurchased plus, in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for securities of the Company, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

An adjustment made pursuant to this Section 9(g) shall become effective immediately on the Determination Date.

Notwithstanding the foregoing provisions of this Section 9(g), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Repurchase Dilution Amount by having been paid such amount so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

         (h) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock or Junior Preferred Stock or other securities receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

         (i) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Common Stock Amount or Junior Preferred Stock Amount pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the number of shares of Common Stock and Junior Preferred Stock or other securities, if any, and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant; and (iii) the adjusted Common Stock Exercise Price and Junior Preferred Stock Exercise Price.

         (j) NOTICES. (i) In the event that the Company shall propose at any time to pay or make any dividend or other distribution or effect any transaction of the type described in Sections 9(a) through 9(g) hereof or to take any similar extraordinary corporate action affecting the Company's capital stock, then, in connection with each such event, the Company shall send to the Holder at least 10 days prior to (x) in the case of a dividend or other distribution, the applicable record date, a notice specifying the record date for purposes of such dividend or distribution and the date on which such dividend or other distribution is to be made, and (y) in any other case, the date on which such event is to become effective or the first date on which the Company intends to effect any such transaction, as the case may be, in each case specifying in reasonable detail what the transaction or event consists of and, if applicable, the aggregate amount or value of any cash or property proposed to be distributed, paid, purchased or received by the Company in connection therewith.

              (ii) In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall send to the Holder written notice thereof at least (x) 30 days' prior to the proposed consummation of such dissolution, winding up or liquidation or (y) 15 days before the record date therefor, whichever is earlier.

              (iii) Unless notice is otherwise required pursuant to Section 9(j)(i) hereof, the Company shall send written notice to the Holder immediately upon any public announcement with respect to an open market repurchase program for, any self-tender offer for or any other repurchase of shares of Common Stock or Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock.

         (k) MISCELLANEOUS. Notwithstanding anything to the contrary contained herein, there shall be no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount as a result of the issuance or exercise of the Bridge Loan Warrants on the terms contained therein on the date of the first issuance of the Warrants. The computations of all amounts under this Section 9 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 9 have previously been made so as to maintain the relative economic interest of the Warrants VIS A VIS all other securities issued by the Company.

         SECTION 10. CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Junior Preferred Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock, Junior Preferred Stock or other securities for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 10 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

         SECTION 11. NO FURTHER ISSUANCES OF WARRANTS. The Company will issue no Warrants other than this Warrant, those issued concurrently with this Warrant and those issued upon registration of transfer, exchange or exercise hereof and thereof.

         SECTION 12. NOTICES. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

    If to the Company:       Guitar Center Management Company, Inc.
                             5155 Clareton Drive
                             Agoura Hills, CA 91362
                             Attn: Larry Thomas
                             Telecopier: (818) 735-4923

    With copies to:          Buchalter, Nemer, Fields & Younger
                             601 South Figueroa Street
                             Suite 2200
                             Los Angeles, CA 90017
                             Attn: Mark A. Bonenfant
                             Telecopier: (213) 896-0400;

                             O'Sullivan Graev & Karabell, LLP
                             30 Rockefeller Plaza
                             New York, NY 10112
                             Attention: Harvey M. Eisenberg
                             Telecopier: (212) 408-2420; and

                             Sidley & Austin
                             555 West 5th Street
                             Los Angeles, CA 90013
                             Attention: Moshe Kupietzky
                             Telecopier: (213) 896-6600

    If to the Holder:        DLJ Merchant Banking, Inc.
                             2121 Avenue of the Stars
                             Los Angeles, CA 90067-5014
                             Attn: David Wilson
                             Telecopier: (310) 282-6178

With a copy to:              Davis Polk & Wardwell
                             450 Lexington Avenue
                             New York, NY 10017
                             Attn: George R. Bason, Jr.
                             Telecopier: (212) 450-4800

Each such notice, demand or delivery shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answerback is received or (b) if given by mail, three business days after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (c) if given by any other means, when delivered at the address specified herein.

          SECTION 13. APPLICABLE LAW. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of New York and the performance thereof shall be governed and enforced in accordance with such laws.

          SECTION 14. AMENDMENTS; WAIVERS. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder of this Warrant and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of June 5, 1996.

                              GUITAR CENTER MANAGEMENT
                                   COMPANY, INC.

                              By: /s/ Lawrence E. Thomas
                                 ----------------------------
                              Name:  LAWRENCE E. THOMAS
                              Title: PRESIDENT


ATTEST:


By: /s/ Marty Albertson
   ------------------------------
Name:  MARTY ALBERTSON
Title: EXECUTIVE VICE PRESIDENT

                        GUITAR CENTER MANAGEMENT COMPANY, INC.

                Warrant for the Purchase of Shares of Common Stock and Junior Preferred Stock of Guitar Center Management Company. Inc.
           ----------------------------------------------------------------

No   *2*

    THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 5, 1996, AMONG GUITAR CENTER MANAGEMENT COMPANY, INC. AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF GUITAR CENTER MANAGEMENT COMPANY, INC.

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR (SUBJECT TO CERTAIN EXCEPTIONS) AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

         FOR VALUE RECEIVED, GUITAR CENTER MANAGEMENT COMPANY, INC., a California corporation (the "COMPANY"), hereby certifies that DLJ International Partners, C.V., a Netherlands Antilles limited partnership, its successors or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, (x) a number of shares of Common Stock (as hereinafter defined) of the Company, equal to the Common Stock Amount (as hereinafter defined) at a purchase price per share equal to the Common Stock Exercise Price (as hereinafter defined) and (y) a number of shares of Junior Preferred Stock (as hereinafter defined) of the Company, equal to the Junior Preferred Stock Amount (as hereinafter defined) at a purchase price per share equal to the Junior Preferred Stock Exercise Price (as hereinafter defined). The Common Stock Amount, Common Stock Exercise Price, Junior Preferred Stock Amount and Junior Preferred Stock Exercise Price are subject to adjustment from time to time as hereinafter set forth.

         SECTION 1. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "BRIDGE FINANCING AGREEMENT" means the Bridge Financing Agreement dated June 5, 1996, among the Company, GCMC Funding, Inc. and Chemical Bank, as such agreement is in effect on the date the Warrants are first issued.

         "BRIDGE LOAN WARRANTS" means the warrants for the purchase of shares of Common Stock, issued on June 5, 1996, to be held in escrow as provided in the Bridge Financing Agreement.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which the New York Stock Exchange is closed.

         "COMMON SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

         "COMMON STOCK" means the Common Stock of the Company, without par value.

         "COMMON STOCK AMOUNT" means 16,550 fully paid and non-assessable shares of Common Stock, as adjusted pursuant to Sections 9 and 10.

         "COMMON STOCK EXERCISE PRICE" means $.01 per share of Common Stock, such amount to be adjusted from time to time upon the adjustment of the Common Stock Amount pursuant to Section 9 below.

         "COMMON STOCK PORTION" means 1%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Common Stock Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption (the "COMMON AMOUNT") by (y) the sum of the Common Amount and the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Common Stock Portion shall mean 100%.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the sum of the Common Stock Exercise Price and the Junior Preferred Stock Exercise Price.

         "EXPIRATION DATE" means June 5, 2006.

         "FAIR MARKET VALUE" means on any date:

         (a)  for any security,

              (i) if such security is of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the thirty
         (30) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

             (ii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such securities are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder seeking a determination of Fair Market Value; and

            (iii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the Fair Market Value of such security shall be as mutually agreed by the Company and the Majority Holders; PROVIDED that if the Company and the Majority Holders are unable to mutually agree upon the Fair Market Value, the Company and the Majority Holders shall, within five (5) days from the date that either party determines that they cannot agree and so notifies the other party in writing, jointly retain an investment banking firm, nationally recognized accounting firm or other firm providing similar valuation services (any of the foregoing, a "VALUATION FIRM"), satisfactory to each of them. Within 3 days of selection of the Valuation Firm, the Company shall provide the Valuation Firm and the Holders with a certificate setting forth its opinion as to the fair market value of the security (the "COMPANY'S ESTIMATE"). The Majority Holders shall have 3 days to accept, or disagree with, the Company's Estimate. If the Majority Holders disagree with the Company's Estimate, the Majority Holders shall so indicate in writing to the Company and the Valuation Firm and provide them with their opinion as to the fair market value of the security (the "MAJORITY HOLDERS' ESTIMATE"), in each case within 3 days of receipt of the Company's Estimate. If the Majority Holders do not indicate their disagreement with the Company's Estimate in writing (and provide their opinion referred to in the immediately preceding sentence) within such 3-day period, the Fair Market Value of the security shall be equal to the Company's Estimate. If the Majority Holders indicate their disagreement with the Company's Estimate (and provide such opinion) within such 3-day period, the Valuation Firm shall select either the Company's Estimate or the Majority Holders' Estimate as the estimate that more closely reflects the fair market value of the security, and the estimate thus selected shall be the Fair Market Value of the security. All fees and expenses of the Valuation Firm shall be paid by the party (treating all Holders as one party) whose estimate was not selected as the Fair Market Value.

              (b) notwithstanding paragraph (a), in the event of any repurchase or redemption of preferred stock, the Fair Market Value shall-not be less than the stated value thereof plus any accrued and unpaid dividends as of the date of such repurchase or redemption plus any premium payable in such repurchase or redemption pursuant to the terms of such preferred stock in effect on the date such shares of preferred stock are first issued; and

              (c) for each Warrant, the Fair Market Value of the Warrant shall be the aggregate Fair Market Value of the Warrant Shares obtainable on exercise of such Warrant minus the aggregate Common Stock Exercise Price and Junior Preferred Stock Exercise Price therefor.

         "HOLDERS" means, collectively, the Holder of this Warrant and the holders of all other Warrants.

         "JUNIOR PREFERRED PORTION" means 99%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Junior Preferred Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption (the "JUNIOR PREFERRED AMOUNT") by (y) the sum of the Junior Preferred Amount and the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Junior Preferred Portion shall mean 0%.

         "JUNIOR PREFERRED STOCK" means the 8% Junior Preferred Stock of the Company, without par value.

         "JUNIOR PREFERRED STOCK AMOUNT" means 16,385.01 fully paid and non-assessable shares of Junior Preferred Stock, plus (x) any additional shares of Junior Preferred Stock that would have been declared as dividends on the Junior Preferred Stock Amount had such shares been outstanding, compounded on each date such dividends would have been declared and (y) a number of shares of Junior Preferred Stock equal to the amount of any accrued and unpaid dividends (compounded on each scheduled dividend payment date) that would have been applicable to the Junior Preferred Stock Amount had such shares been outstanding, up to but not including the relevant Exercise Date divided by $100.00, as adjusted pursuant to Sections 9 and 10.

         "JUNIOR PREFERRED STOCK EXERCISE PRICE" means $.01 per share of Junior Preferred Stock, such amount to be adjusted from time to time upon the adjustment of the Junior Preferred Stock Amount pursuant to Section 9 below.

         "JUNIOR PREFERRED SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Junior Preferred Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock that would be received if such security were converted or exchanged on such date.

         "MAJORITY HOLDERS" means those Holders holding Warrants representing the right to purchase the majority of the shares of Common Stock and Junior Preferred Stock issuable upon the exercise of all Warrants held by all Holders.

         "PERSON" means an individual, general partnership, limited partnership, corporation, trust, joint stock company, association, joint venture or any other entity or organization, whether or not legal entities, including a government or political subdivision or an agency or instrumentality thereof.

         "REGISTRATION AGREEMENT" means the Registration Agreement dated June 5, 1996 among the DLJMB Entities and the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of June 5, 1996 by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., and DLJ Merchant Banking Funding, Inc. (collectively, the "DLJMB ENTITIES"), and the Company.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of June 5, 1996 among the Company, the DLJMB Entities and the other stockholders of the Company party thereto.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "WARRANT SHARES" means the shares of Common Stock and Junior Preferred Stock issued or to be issued to the Holder upon exercise of this Warrant, as adjusted from time to time.

         "WARRANTS" means this Warrant and all other warrants to purchase shares of Common Stock and Junior Preferred Stock issued pursuant to the Securities Purchase Agreement

         SECTION 2. EXERCISE OF WARRANT. (a) The Holder is entitled to exercise this Warrant, in whole or in part, at any time, or from time to time, until 5:00 p.m. New York City time on the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day, by presentation and surrender hereof to the Company with the Exercise Subscription Form annexed hereto duly executed and accompanied by proper payment of the

Exercise Price for the Warrant Shares that the Holder wishes to purchase as specified in such form, all subject to the terms and conditions hereof. The Holder will exercise a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is exercised, to the extent that each such amount has not been exercised.

         (b) At the option of the Holder, the Exercise Price may be paid in cash or by official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. At the option of the Holder, the Exercise Price may in the alternative be paid by reducing the number of Warrant Shares that would otherwise have been issued upon such exercise by the number of Warrant Shares that have a Fair Market Value equal to the Exercise Price which otherwise would have been paid (ratably based on the amounts of Common Stock and Junior Preferred Stock that would otherwise have been exercisable). Upon the date (the "EXERCISE DATE") of receipt by the Company of this Warrant and the Exercise Subscription Form, together with payment of the applicable Exercise Price, at the Company's office designated for such purpose (which office initially shall be that set forth in Section 12 herein), in proper form for exercise, the Holder shall, to the extent permitted by applicable law, be deemed to be the holder of record of the number of shares of Common Stock and Junior Preferred Stock constituting the Common Stock Amount and Junior Preferred Stock Amount, respectively (or, in the case of a partial exercise of this Warrant, a ratable number of such shares) and any other securities or property (including any money) to which the Holder is entitled, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock, Junior Preferred Stock or other securities shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of the issue or delivery of the shares of Common Stock and Junior Preferred Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, Junior Preferred Stock or other securities, including any Warrant issued pursuant to Section 2(c), and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant in substantially the same form and for the unexercised Common Stock Amount and Preferred Stock Amount remaining shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder and deliver the new Warrant to the Holder without charge.

         (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any shares of Common Stock, Junior Preferred Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5 below.

         (e) Certificates representing securities issued pursuant to this Warrant shall bear legends substantially in the form of the legends set forth on the first page of this Warrant to the extent that and for so long as such legends are required pursuant to the Stockholders Agreement.

         SECTION 3. RESERVATION OF SHARES. The Company hereby agrees at all times to keep reserved for issuance and delivery upon exercise of the Warrants such number of its authorized but unissued shares (or treasury shares) of Common Stock, Junior Preferred Stock, or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent set forth in the Stockholders Agreement, Securities Purchase Agreement or Registration Agreement) and free and clear of all preemptive or similar rights.

         SECTION 4. SECURITIES LAW COMPLIANCE. If the issuance of any shares of Common Stock or Junior Preferred Stock or other securities required to be reserved for purposes of the exercise of any Warrants requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Company shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; PROVIDED that this Section 4 shall not obligate the Company to register such securities under the Securities Act or qualify them under state securities or blue sky laws.

         SECTION 5. FRACTIONAL SHARES. No fractional shares of Common Stock or Junior Preferred Stock or fractional interests in other securities or scrip representing fractional shares or interests shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Common Stock or Junior Preferred Stock or fractional interests in other securities called for upon any exercise hereof (and any other Warrants then held by the Holder hereof which are contemporaneously exercised), the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof at the date of such exercise; PROVIDED, HOWEVER, that in the event that the Company undertakes a reduction in the number of shares of Common Stock or Junior Preferred Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in other securities to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares or interests in accordance with this Section 5.

         SECTION 6. TRANSFER, EXCHANGE OR ASSIGNMENT OF WARRANT. (a) This Warrant and all rights hereunder are not transferable by the registered holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Stockholders Agreement to the extent required thereby in accordance with the provisions thereof. Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

         (b) Subject to compliance with the Stockholders Agreement, the Registration Agreement and Securities Purchase Agreement, in each case, to the extent applicable, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

         (c) The Holder shall be deemed to have assigned a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is assigned in part, to the extent that each such amount has not been exercised.

         SECTION 7. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Company, of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall, without charge, execute and deliver a new Warrant of like date and having substantially the same form; PROVIDED that (in the case of loss, theft or destruction) no indemnity bond shall be required unless the Company has a class of securities registered pursuant to the Exchange Act and the Company's transfer agent requires such indemnity bond as a condition to the issuance of a new Warrant.

         SECTION 8. RIGHTS OF THE HOLDER. Prior to the exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company including, without limitation, the right to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company.

         SECTION 9. ANTI-DILUTION PROVISIONS. So long as any Warrants are outstanding, the Common Stock Amount and Junior Preferred Stock Amount shall be subject to change or adjustment as follows:

         (a)  DIVIDENDS, SUBDIVISIONS, COMBINATIONS. In case the Company shall
(i) pay or make a dividend or other distribution to (x) all holders of its Common Stock in shares of Common Stock or shares of Junior Preferred Stock or
(y) all holders of its Junior Preferred Stock in shares of Common Stock or Junior Preferred Stock (other than ordinary dividends on the Junior Preferred Stock contemplated by the definition of Junior Preferred Stock Amount), (ii) subdivide, split or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a larger number of shares or (iii) combine or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a smaller number of shares, then in each such case the Common Stock Amount or Junior Preferred Stock Amount, respectively, shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. Adjustments for distributions of shares of Junior Preferred Stock to holders of Common Stock shall be made to the Junior Preferred Stock Amount, and adjustments for distributions of shares of Common Stock to holders of Junior Preferred Stock shall be made to the Common Stock Amount. An adjustment made pursuant to this Section 9(a) shall become effective immediately after such record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification.

         (b)  REORGANIZATION OR RECLASSIFICATION; CONVERSION OF JUNIOR
PREFERRED STOCK INTO COMMON STOCK; REDEMPTION OF JUNIOR PREFERRED STOCK. (i) In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock and Junior Preferred Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (ii) If all or a portion of the shares of Junior Preferred Stock are converted into shares of Common Stock pursuant to the terms of the Junior Preferred Stock, then (x) the Common Stock Amount shall be increased by the number of additional shares of Common Stock the Holder would have received had this Warrant been exercised immediately prior to the conversion and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been converted into Common Stock in such conversion had this Warrant been exercised immediately prior to the conversion.

         (iii) If all or a portion of the shares of Junior Preferred Stock are redeemed pursuant to the terms of the Junior Preferred Stock (except any repurchase pursuant to the Restricted Stock Agreements (as defined in the Stockholders Agreement) or Stockholders Agreement), then (x) the Holder of this Warrant shall be paid the amount he would have received (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been redeemed in such redemption (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption.

         (c) DISTRIBUTIONS OF ASSETS OR SECURITIES OTHER THAN COMMON STOCK OR JUNIOR PREFERRED STOCK. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock or Junior Preferred Stock shares of any of its capital stock (other than a distribution of Common Stock or Junior Preferred Stock referred to in Section 9(a) or in the definition of Junior Preferred Stock Amount), rights or warrants to purchase any of its securities (other than those referred to in Sections 9(d) and 9(e) below), cash, other assets or evidences of its indebtedness, then, in each such case:

    (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to the date of such dividend or distribution by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Common Stock (the "COMMON VALUE") at the record date (the "RECORD DATE") for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Common Value less (b) (i) the Common Stock Portion of the fair market value (the

    "Distribution Value") of the securities, cash, assets or evidences of indebtedness so distributed divided by (ii) the number of shares of Common Stock outstanding immediately prior to the Record Date, and

    (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the Record Date by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Junior Preferred Stock (the "JUNIOR PREFERRED VALUE") at the record date for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Junior Preferred Value less (b) (i) the Junior Preferred Portion of the Distribution Value divided by (ii) the number of shares of Junior Preferred Stock outstanding immediately prior to the Record Date.

The Distribution Value shall be determined in good faith by the Board of Directors of the Company; PROVIDED that if the Majority Holders in their discretion do not agree with such determination, such fair market value shall be determined in the same manner as the fair market value of a security is determined pursuant to clause (iii) of the definition of Fair Market Value. All fees and expenses of the Valuation Firm shall be paid by the party whose estimate was not selected as the fair market value.

Notwithstanding the foregoing provisions of this Section 9(c), no adjustment shall be made as aforesaid if the Company distributes to the Holder an amount of securities, cash, other assets or evidences of indebtedness, as the case may be, equal to the amount thereof that would have been distributed to the Holder had this Warrant been exercised immediately prior to the making of such distribution, or if a record date has been set with respect to such distribution, immediately prior to the record date for determination of shareholders entitled thereto.

         (d) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF COMMON STOCK. In case the Company shall issue Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Marker Value per share of Common Stock on the date such Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case, the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such Common Stock (or options, rights, warrants or other securities) by a fraction,

    (A) the numerator of which shall be (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and

    (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (ii) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Common Stock to which the holders of such rights, options or warrants are entitled, the Common Stock Amount shall again be adjusted to be the Common Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this
Section 9(d) shall become effective immediately after the date such Common Stock or other security is issued or sold.

Notwithstandiag anything herein to the contrary, (1) no further adjustment to the Common Stock Amount or Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock pursuant to (x) the exercise of any options, rights or warrants or (y) the conversion or exchange of any convertible securities, if in each case the adjustment in the Common Stock Amount or Junior Preferred Stock Amount was made as required hereby upon the issuance or sale of such options, rights, warrants or securities or no adjustment was required hereby at the time such option, right, warrant or convertible security was issued, (2) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock upon the exercise of any warrants or options existing on the date hereof, on the terms contained in such securities on the date of original issuance of this Warrant and (3) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance of options under the Company's 1996 Performance Stock Option Plan as in effect on the date of original issuance of this Warrant.

         (e)  BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF JUNIOR PREFERRED
STOCK. In case the Company shall issue Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Junior Preferred Stock on the date such Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such Junior Preferred Stock (or options, rights, warrants or other securities) by a fraction,

    (A) the numerator of which shall be (x) the sum of (i) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Junior Preferred Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance, and

    (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance and (ii) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Junior Preferred Stock to which the holders of such rights, options or warrants are entitled, the Junior Preferred Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Junior Preferred Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Junior Preferred Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this Section 9(e) shall become effective immediately after the date such Junior Preferred Stock or other security is issued or sold.

         (f) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF OTHER SECURITIES. In case the Company shall issue preferred stock or other securities of the Company (other than Common Stock, Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold or issued (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case:

    (A) the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Common Stock outstanding immediately prior to such issuance and (b) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance (the "AGGREGATE COMMON VALUE"), and the denominator of which shall be (x) the Aggregate Common Value minus (y) the Common Stock Portion of the difference (the "DILUTION AMOUNT") between (a) the aggregate Fair Market Value of such preferred stock (or other security) and (b) the aggregate consideration received by the Company for such preferred stock (or other security), and

    (B) the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Junior Preferred Stock outstanding immediately prior to such issuance and
    (b) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance (the "AGGREGATE PREFERRED VALUE"), and the denominator of which shall be (x) the Aggregate Preferred Value minus
    (y) the Preferred Stock Portion of the Dilution Amount;

PROVIDED, HOWEVER, that in the event that any such rights, options, warrants or other securities expire unexercised, or in the event of a change in the number or cost of the securities to which the holders of such rights, options, warrants or other securities are entitled, the Junior Preferred Stock Amount and Common Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such rights, options, warrants or other securities had never been issued, in the former event, or the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of securities, if applicable, and at such changed cost, if applicable, in the latter event.

An adjustment made pursuant to this Section 9(f) shall become effective immediately after the date such preferred stock (or other security) is sold or issued.

Notwithstanding the foregoing provisions of this Section 9(f), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Dilution Amount by having been issued any of such preferred stock (or other securities) so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

         (g) ABOVE MARKET REPURCHASES OF SECURITIES. If at any time, or from time to time, the Company or any Subsidiary thereof shall repurchase (a "REPURCHASE"), by self-tender offer or otherwise, any securities of the Company at a weighted average purchase price in excess of the Fair Market Value thereof (PROVIDED that the repurchase of securities in accordance with their terms as set forth therein (or pursuant to the terms of the Restricted Stock Agreements (as defined in the Stockholders Agreement) at the time of issue thereof shall not be deemed to be a purchase in excess of Fair Market Value), on the Business Day immediately prior to the earliest of (i) the date of such Repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "DETERMINATION DATE"),

    (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to such Determination Date by a fraction,
    (x) the numerator of which shall be the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

         (i) (a) the product of the number of shares of Common Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Common Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Common Stock, if any, repurchased or to be repurchased by the Company or any Subsidiary thereof in such Repurchase and the Fair Market Value of a share of Common Stock immediately prior to the Determination Date and
         (II) the Common Stock Portion of the Repurchase Dilution Amount; by

         (ii) (a) the number of shares of Common Stock outstanding immediately prior to the Determination Date less (b) the number shares of Common Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase, and

     (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to such Determination Date by a fraction, (x) the numerator of which shall be the Fair Market Value of a share of Junior Preferred Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

         (i) (a) the product of the number of shares of Junior Preferred Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Junior Preferred Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Junior Preferred Stock, if any, repurchased or to be repurchased in such transaction and the Fair Market Value of a share of Junior Preferred Stock immediately prior to the Determination Date and (II) the Junior Preferred Portion of the Repurchase Dilution Amount; by

         (ii) (a) the number of shares of Junior Preferred Stock outstanding immediately prior to the Determination Date less (b) the number shares of Junior Preferred Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase;

PROVIDED, HOWEVER, that in the event that any proposed Repurchase is not effected, or in the event of a change in the number or cost of securities repurchased or the aggregate purchase price paid, the Common Stock Amount and Preferred Stock Amount shall again be adjusted to be the Common Stock Amount and Preferred Stock.

Amount which would then be in effect if proposed Repurchase never occurred, in the former event, or the Common Stock Amount and Junior Preferred Stock Amount which would then be in effect if the Repurchase had initially been for such changed number of securities, if applicable, and at such changed purchase price, if applicable, in the latter event.

"REPURCHASE DILUTION AMOUNT" means the aggregate consideration paid by the Company in connection with a Repurchase in excess of the Fair Market Value of the securities repurchased plus, in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for securities of the Company, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

An adjustment made pursuant to this Section 9(g) shall become effective immediately on the Determination Date.

Notwithstanding the foregoing provisions of this Section 9(g), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Repurchase Dilution Amount by having been paid such amount so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

         (h) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock or Junior Preferred Stock or other securities receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

         (i) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Common Stock Amount or Junior Preferred Stock Amount pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the number of shares of Common Stock and Junior Preferred Stock or other securities, if any, and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant; and (iii) the adjusted Common Stock Exercise Price and Junior Preferred Stock Exercise Price.

         (j) NOTICES. (i) In the event that the Company shall propose at any time to pay or make any dividend or other distribution or effect any transaction of the type described in Sections 9(a) through 9(g) hereof or to take any similar extraordinary corporate action affecting the Company's capital stock, then, in connection with each such event, the Company shall send to the Holder at least 10 days prior to (x) in the case of a dividend or other distribution, the applicable record date, a notice specifying the record date for purposes of such dividend or distribution and the date on which such dividend or other distribution is to be made, and (y) in any other case, the date on which such event is to become effective or the first date on which the Company intends to effect any such transaction, as the case may be, in each case specifying in reasonable detail what the transaction or event consists of and, if applicable, the aggregate amount or value of any cash or property proposed to be distributed, paid, purchased or received by the Company in connection therewith.

             (ii) In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall send to the Holder written notice thereof at least (x) 30 days' prior to the proposed consummation of such dissolution, winding up or liquidation or (y) 15 days before the record date therefor, whichever is earlier.

             (iii) Unless notice is otherwise required pursuant to Section 9(j)(i) hereof, the Company shall send written notice to the Holder immediately upon any public announcement with respect to an open market repurchase program for, any self-tender offer for or any other repurchase of shares of Common Stock or Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock.

         (k) MISCELLANEOUS. Notwithstanding anything to the contrary contained herein, there shall be no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount as a result of the issuance or exercise of the Bridge Loan Warrants on the terms contained therein on the date of the first issuance of the Warrants. The computations of all amounts under this Section 9 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 9 have previously been made so as to maintain the relative economic interest of the Warrants VIS a VIS all other securities issued by the Company.

        SECTION 10. CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Junior Preferred Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock, Junior Preferred Stock or other securities for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 10 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

        SECTION 11. NO FURTHER ISSUANCES OF WARRANTS. The Company will issue no Warrants other than this Warrant, those issued concurrently with this Warrant and those issued upon registration of transfer, exchange or exercise hereof and thereof.

        SECTION 12. NOTICES. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:


    If to the Company:                 Guitar Center Management Company, Inc.
                                       5155 Clareton Drive
                                       Agoura Hills, CA 91362
                                       Attn: Larry Thomas
                                       Telecopier: (818) 735-4923

    With copies to:                    Buchalter, Nemer, Fields & Younger
                                       601 South Figueroa Street
                                       Suite 2200
                                       Los Angeles, CA 90017
                                       Attn: Mark A. Bonenfant
                                       Telecopier: (213) 896-0400;

                                       O'Sullivan Graev & Karabell, LLP
                                       30 Rockefeller Plaza
                                       New York, NY 10112
                                       Attention: Harvey M. Eisenberg
                                       Telecopier: (212) 408-2420; and

                                       Sidley & Austin
                                       555 West 5th Street
                                       Los Angeles, CA 90013
                                       Attention: Moshe Kupietzky
                                       Telecopier: (213) 896-6600

    If to the Holder:                  DLJ Merchant Banking, Inc.
                                       2121 Avenue of the Stars
                                       Los Angeles, CA 90067-5014
                                       Attn: David Wilson
                                       Telecopier: (310) 282-6178

    With a copy to:                    Davis Polk & Wardwell
                                       450 Lexington Avenue
                                       New York, NY 10017
                                       Attn: George R. Bason, Jr.
                                       Telecopier: (212) 450-4800

Each such notice, demand or delivery shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answerback is received or (b) if given by mail, three business days after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (c) if given by any other means, when delivered at the address specified herein.

         SECTION 13. APPLICABLE LAW. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of New York and the performance thereof shall be governed and enforced in accordance with such laws.

         SECTION 14. AMENDMENTS; WAIVERS. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder of this Warrant and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         IN WITNESS WHERE OF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of June 5, 1996.

                                       GUITAR CENTER MANAGEMENT
                                          COMPANY, INC.


                                       By /s/ Larry E. Thomas
                                          ---------------------------
                                          Name:  LARRY E. THOMAS
                                          Title: PRESIDENT

ATTEST:


By: /s/ Marty Albertson
   ------------------------------------------
   Name:  MARTY ALBERTSON
   Title:  EXECUTIVE VICE PRESIDENT

                     GUITAR CENTER MANAGEMENT COMPANY, INC.


             Warrant for the Purchase of Shares of Common Stock and Junior Preferred Stock of Guitar Center Management Company, Inc.
        ----------------------------------------------------------------

No.  *3*

     THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 5, 1996, AMONG GUITAR CENTER MANAGEMENT COMPANY, INC. AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF GUITAR CENTER MANAGEMENT COMPANY, INC.

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR (SUBJECT TO CERTAIN EXCEPTIONS) AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

          FOR VALUE RECEIVED, GUITAR CENTER MANAGEMENT COMPANY, INC., a California corporation (the "COMPANY"), hereby certifies that DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership, its successors or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, (x) a number of shares of Common Stock (as hereinafter defined) of the Company, equal to the Common Stock Amount (as hereinafter defined) at a purchase price per share equal to the Common Stock Exercise Price (as hereinafter defined) and (y) a number of shares of Junior Preferred Stock (as hereinafter defined) of the Company, equal to the Junior Preferred Stock Amount (as hereinafter defined) at a purchase price per share equal to the Junior Preferred Stock Exercise Price (as hereinafter defined). The Common Stock Amount, Common Stock Exercise Price, Junior Preferred Stock Amount and Junior Preferred Stock Exercise Price are subject to adjustment from time to time as hereinafter set forth.

          SECTION 1. DEFINITIONS. The following terms, as used herein, have the following meanings:

          "BRIDGE FINANCING AGREEMENT" means the Bridge Financing Agreement dated June 5, 1996, among the Company, GCMC Funding, Inc. and Chemical Bank, as such agreement is in effect on the date the Warrants are first issued.

          "BRIDGE LOAN WARRANTS" means the warrants for the purchase of shares of Common Stock, issued on June 5, 1996, to be held in escrow as provided in the Bridge Financing Agreement.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which the New York Stock Exchange is closed.

          "COMMON SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

          "COMMON STOCK" means the Common Stock of the Company, without par value.

          "COMMON STOCK AMOUNT" means 880 fully paid and non-assessable shares of Common Stock, as adjusted pursuant to Sections 9 and 10.

          "COMMON STOCK EXERCISE PRICE" means $.01 per share of Common Stock, such amount to be adjusted from time to time upon the adjustment of the Common Stock Amount pursuant to Section 9 below.

          "COMMON STOCK PORTION" means 1%; PROVIDED the (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Common Stock Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption (the "COMMON AMOUNT") by (y) the sum of the Common Amount and the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Common Stock Portion shall mean 100%.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the sum of the Common Stock Exercise Price and the Junior Preferred Stock Exercise Price.

          "EXPIRATION DATE" means June 5, 2006.

          "FAIR MARKET VALUE" means on any date:

          (a)  for any security,

               (i) if such security is of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the thirty (30) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

               (ii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such securities are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder seeking a determination of Fair Market Value; and

               (iii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the Fair Market Value of such security shall be as mutually agreed by the Company and the Majority Holders; PROVIDED that if the Company and the Majority Holders are unable to mutually agree upon the Fair Market Value, the Company and the Majority Holders shall, within five (5) days from the date that either party determines that they cannot agree and so notifies the other party in writing, jointly retain an investment banking firm, nationally recognized accounting firm or other firm providing similar valuation services (any of the foregoing, a "VALUATION FIRM"), satisfactory to each of them. Within 3 days of selection of the Valuation Firm, the Company shall provide the Valuation Firm and the Holders with a certificate setting forth its opinion as to the fair market value of the security (the "COMPANY'S ESTIMATE").
     The Majority Holders shall have 3 days to accept, or disagree with, the Company's Estimate. If the Majority Holders disagree with the Company's Estimate, the majority Holders shall so indicate in writing to the Company and the Valuation Firm and provide them with their opinion as to the fair market value of the security (the "MAJORITY HOLDERS' ESTIMATE"), in each case within 3 days of receipt of the Company's Estimate. If the Majority Holders do not indicate their disagreement with the Company's Estimate in writing (and provide their opinion referred to in the immediately preceding sentence) within such 3-day period, the Fair Market Value of the security shall be equal to the Company's Estimate. If the Majority Holders indicate their disagreement with the Company's Estimate (and provide such opinion) within such 3-day period, the Valuation Firm shall select either the Company's Estimate or the Majority Holders' Estimate as the estimate that more closely reflects the fair market value of the security, and the estimate thus selected shall be the Fair Market Value of the security. All fees and expenses of the Valuation Firm shall be paid by the party (treating all Holders as one party) whose estimate was not selected as the Fair Market Value.

          (b) notwithstanding paragraph (a), in the event of any repurchase or redemption of preferred stock, the Fair Market Value shall not be less than the stated value thereof plus any accrued and unpaid dividends as of the date of such repurchase or redemption plus any premium payable in such repurchase or redemption pursuant to the terms of such preferred stock in effect on the date such shares of preferred stock are first issued; and

          (c) for each Warrant, the Fair Market Value of the Warrant shall be the aggregate Fair Market Value of the Warrant Shares obtainable on exercise of such Warrant minus the aggregate Common Stock Exercise Price and Junior Preferred Stock Exercise Price therefor.

          "HOLDERS" means, collectively, the Holder of this Warrant and the holders of all other Warrants.

          "JUNIOR PREFERRED PORTION" means 99%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Junior Preferred Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption (the "JUNIOR PREFERRED AMOUNT") by (y) the sum of the Junior Preferred Amount and the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Junior Preferred Portion shall mean 0%.

          "JUNIOR PREFERRED STOCK" means the 8% Junior Preferred Stock of the Company, without par value.

          "JUNIOR PREFERRED STOCK AMOUNT" means 870.93 fully paid and nonassessable shares of Junior Preferred Stock, plus (x) any additional shares of Junior Preferred Stock that would have been declared as dividends on the Junior Preferred Stock Amount had such shares been outstanding, compounded on each date such dividends would have been declared and (y) a number of shares of Junior Preferred Stock equal to the amount of any accrued and unpaid dividends (compounded on each scheduled dividend payment date) that would have been applicable to the Junior Preferred Stock Amount had such shares been outstanding, up to but not including the relevant Exercise Date divided by $100.00, as adjusted pursuant to Sections 9 and 10.

          "JUNIOR PREFERRED STOCK EXERCISE PRICE" means $.01 per share of Junior Preferred Stock, such amount to be adjusted from time to time upon the adjustment of the Junior Preferred Stock Amount pursuant to Section 9 below.

          "JUNIOR PREFERRED SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Junior Preferred Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock that would be received if such security were converted or exchanged on such date.

          "MAJORITY HOLDERS" means those Holders holding Warrants representing the right to purchase the majority of the shares of Common Stock and Junior Preferred Stock issuable upon the exercise of all Warrants held by all Holders.

          "PERSON" means an individual, general partnership, limited partnership, corporation, trust, joint stock company, association, joint venture or any other entity or organization, whether or not legal entities, including a government or political subdivision or an agency or instrumentality thereof.

          "REGISTRATION AGREEMENT" means the Registration Agreement dated June 5, 1996 among the DLJMB Entities and the Company.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of June 5, 1996 by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., and DLJ Merchant Banking Funding, Inc. (collectively, the "DLJMB ENTITIES"), and the Company.

          "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of June 5, 1996 among the Company, the DLJMB Entities and the other stockholders of the Company party thereto.

          "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

          "WARRANT SHARES" means the shares of Common Stock and Junior Preferred Stock issued or to be issued to the Holder upon exercise of this Warrant, as adjusted from time to time.

          "WARRANTS" means this Warrant and all other warrants to purchase shares of Common Stock and Junior Preferred Stock issued pursuant to the Securities Purchase Agreement

          SECTION 2. EXERCISE OF WARRANT. (a) The Holder is entitled to exercise this Warrant, in whole or in part, at any time, or from time to time, until 5:00 p.m. New York City time on the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day, by presentation and surrender hereof to the Company with the Exercise Subscription Form annexed hereto duly executed and accompanied by proper payment of the

Exercise Price for the Warrant Shares that the Holder wishes to purchase as specified in such form, all subject to the terms and conditions hereof. The Holder will exercise a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is exercised, to the extent that each such amount has not been exercised.

          (b) At the option of the Holder, the Exercise Price may be paid in cash or by official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. At the option of the Holder, the Exercise Price may in the alternative be paid by reducing the number of Warrant Shares that would otherwise have been issued upon such exercise by the number of Warrant Shares that have a Fair Market Value equal to the Exercise Price which otherwise would have been paid (ratably based on the amounts of Common Stock and Junior Preferred Stock that would otherwise have been exercisable). Upon the date (the "EXERCISE DATE") of receipt by the Company of this Warrant and the Exercise Subscription Form, together with payment of the applicable Exercise Price, at the Company's office designated for such purpose (which office initially shall be that set forth in Section 12 herein), in proper form for exercise, the Holder shall, to the extent permitted by applicable law, be deemed to be the holder of record of the number of shares of Common Stock and Junior Preferred Stock constituting the Common Stock Amount and Junior Preferred Stock Amount, respectively (or, in the case of a partial exercise of this Warrant, a ratable number of such shares) and any other securities or property (including any money) to which the Holder is entitled, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock, Junior Preferred Stock or other securities shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of the issue or delivery of the shares of Common Stock and Junior Preferred Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, Junior Preferred Stock or other securities, including any Warrant issued pursuant to Section 2(c), and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

          (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant in substantially the same form and for the unexercised Common Stock Amount and Preferred Stock Amount remaining shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder and deliver the new Warrant to the Holder without charge.

          (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any shares of Common Stock, Junior Preferred Stock or pier Securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5 below.

          (e) Certificates representing securities issued pursuant to this Warrant shall bear legends substantially in the form of the legends set forth on the first page of this Warrant to the extent that and for so long as such legends are required pursuant to the Stockholders Agreement.

          SECTION 3. RESERVATION OF SHARES. The Company hereby agrees at all times to keep reserved for issuance and delivery upon exercise of the Warrants such number of its authorized but unissued shares (or treasury shares) of Common Stock, Junior Preferred Stock, or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent set forth in the Stockholders Agreement, Securities Purchase Agreement or Registration Agreement) and free and clear of all preemptive or similar rights.

          SECTION 4. SECURITIES LAW COMPLIANCE. If the issuance of any shares of Common Stock or Junior Preferred Stock or other securities required to be reserved for purposes of the exercise of any Warrants requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Company shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; PROVIDED that this Section 4 shall not obligate the Company to register such securities under the Securities Act or qualify them under state securities or blue sky laws.

          SECTION 5. FRACTIONAL SHARES. No fractional shares of Common Stock or Junior Preferred Stock or fractional interests in other securities or scrip representing fractional shares or interests shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Common Stock or Junior Preferred Stock or fractional interests in other securities called for upon any exercise hereof (and any other Warrants then held by the Holder hereof which are contemporaneously exercised), the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof at the date of such exercise; PROVIDED, HOWEVER, that in the event that the Company undertakes a reduction in the number of shares of Common Stock or Junior Preferred Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in other securities to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares or interests in accordance with this Section 5.

          SECTION 6. TRANSFER, EXCHANGE OR ASSIGNMENT OF WARRANT. (a) This Warrant and all rights hereunder are not transferable by the registered holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Stockholders Agreement to the extent required thereby in accordance with the provisions thereof. Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

          (b) Subject to compliance with the Stockholders Agreement, the Registration Agreement and Securities Purchase Agreement, in each case, to the extent applicable, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

          (c) The Holder shall be deemed to have assigned a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is assigned in part, to the extent that each such amount has not been exercised.

          SECTION 7. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Company, of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall, without charge, execute and deliver a new Warrant of like date and having substantially the same form; PROVIDED that (in the case of loss, theft or destruction) no indemnity bond shall be required unless the Company has a class of securities registered pursuant to the Exchange Act and the Company's transfer agent requires such indemnity bond as a condition to the issuance of a new Warrant.

          SECTION 8. RIGHTS OF THE HOLDER. Prior to the exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company including, without limitation, the right to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company.

          SECTION 9. ANTI-DILUTION PROVISIONS. So long as any Warrants are outstanding, the Common Stock Amount and Junior Preferred Stock Amount shall be subject to change or adjustment as follows:

          (a) DIVIDENDS, SUBDIVISIONS, COMBINATIONS. In case the Company shall (i) pay or make a dividend or other distribution to (x) all holders of its Common Stock in shares of Common Stock or shares of Junior Preferred Stock or
(y) all holders of its Junior Preferred Stock in shares of Common Stock or Junior Preferred Stock (other than ordinary dividends on the Junior Preferred Stock contemplated by the definition of Junior Preferred Stock Amount), (ii) subdivide, split or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a larger number of shares or (iii) combine or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a smaller number of shares, then in each such case the Common Stock Amount or Junior Preferred Stock Amount, respectively, shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. Adjustments for distributions of shares of Junior Preferred Stock to holders of Common Stock shall be made to the Junior Preferred Stock Amount, and adjustments for distributions of shares of Common Stock to holders of Junior Preferred Stock shall be made to the Common Stock Amount. An adjustment made pursuant to this Section 9(a) shall become effective immediately after such record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification.

          (b) REORGANIZATION OR RECLASSIFICATION; CONVERSION OF JUNIOR PREFERRED STOCK INTO COMMON STOCK; REDEMPTION OF JUNIOR PREFERRED STOCK. (i) In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock and Junior Preferred Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (ii) If all or a portion of the shares of Junior Preferred Stock are converted into shares of Common Stock pursuant to the terms of the Junior Preferred Stock, then (x) the Common Stock Amount shall be increased by the number of additional shares of Common Stock the Holder would have received had this Warrant been exercised immediately prior to the conversion and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been converted into Common Stock in such conversion had this Warrant been exercised immediately prior to the conversion.

          (iii) If all or a portion of the shares of Junior Preferred Stock are redeemed pursuant to the terms of the Junior Preferred Stock (except any repurchase pursuant to the Restricted Stock Agreements (as defined in the Stockholders Agreement) or Stockholders Agreement), then (x) the Holder of this Warrant shall be paid the amount he would have received (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been redeemed in such redemption (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption.

          (c) DISTRIBUTIONS OF ASSETS OR SECURITIES OTHER THAN COMMON STOCK OR JUNIOR PREFERRED STOCK. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock or Junior Preferred Stock shares of any of its capital stock (other than a distribution of Common Stock or Junior Preferred Stock referred to in Section 9(a) or in the definition of Junior Preferred Stock Amount), rights or warrants to purchase any of its securities (other than those referred to in Sections 9(d) and 9(e) below), cash, other assets or evidences of its indebtedness, then, in each such case:

     (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to the date of such dividend or distribution by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Common Stock (the "COMMON VALUE") at the record date (the "RECORD DATE") for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Common Value less (b) (i) the Common Stock Portion of the fair market value (the

     "DISTRIBUTION VALUE") of the securities, cash, assets or evidences of indebtedness so distributed divided by (ii) the number of shares of Common Stock outstanding immediately prior to the Record Date, and

     (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the Record Date by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Junior Preferred Stock (the "JUNIOR PREFERRED VALUE") at the record date for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Junior Preferred Value less (b) (i) the Junior Preferred Portion of the Distribution Value divided by (ii) the number of shares of Junior Preferred Stock outstanding immediately prior to the Record Date.

The Distribution Value shall be determined in good faith by the Board of Directors of the Company; PROVIDED that if the Majority Holders in their discretion do not agree with such determination, such fair market value shall be determined in the same manner as the fair market value of a security is determined pursuant to clause (iii) of the definition of Fair Market Value. All fees and expenses of the Valuation Firm shall be paid by the party whose estimate was not selected as the fair market value.

Notwithstanding the foregoing provisions of this Section 9(c), no adjustment shall be made as aforesaid if the Company distributes to the Holder an amount of securities, cash, other assets or evidences of indebtedness, as the case may be, equal to the amount thereof that would have been distributed to the Holder had this Warrant been exercised immediately prior to the making of such distribution, or if a record date has been set with respect to such distribution, immediately prior to the record date for determination of shareholders entitled thereto.

          (d) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF COMMON STOCK. In case the Company shall issue Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case, the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such Common Stock (or options, rights, warrants or other securities) by a fraction,

     (A) the numerator of which shall be (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and

     (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (ii) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Common Stock to which the holders of such rights, options or warrants are entitled, the Common Stock Amount shall again be adjusted to be the Common Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this
Section 9(d) shall become effective immediately after the date such Common Stock or other security is issued or sold.

Notwithstanding anything herein to the contrary, (1) no further adjustment to the Common Stock Amount or Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock pursuant to (x) the exercise of any options, rights or warrants or (y) the conversion or exchange of any convertible securities, if in each case the adjustment in the Common Stock Amount or Junior Preferred Stock Amount was made as required hereby upon the issuance or sale of such options, rights, warrants or securities or no adjustment was required hereby at the time such option, right, warrant or convertible security was issued, (2) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock upon the exercise of any warrants or options existing on the date hereof, on the terms contained in such securities on the date of original issuance of this Warrant and (3) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance of options under the Company's 1996 Performance Stock Option Plan as in effect on the date of original issuance of this Warrant.

          (e) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF JUNIOR PREFERRED STOCK. In case the Company shall issue Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior preferred Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Junior Preferred Stock on the date such Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such Junior Preferred Stock (or options, rights, warrants or other securities) by a fraction,

     (A) the numerator of which shall be (x) the sum of (i) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Junior Preferred Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance, and

     (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance and (ii) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Junior Preferred Stock to which the holders of such rights, options or warrants are entitled, the Junior Preferred Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Junior Preferred Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Junior Preferred Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this Section 9(e) shall become effective immediately after the date such Junior Preferred Stock or other security is issued or sold.

          (f) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF OTHER SECURITIES. In case the Company shall issue preferred stock or other securities of the Company (other than Common Stock, Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold or issued (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case:

     (A) the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Common Stock outstanding immediately prior to such issuance and (b) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance (the "AGGREGATE COMMON VALUE"), and the denominator of which shall be (x) the Aggregate Common Value minus (y) the Common Stock Portion of the difference (the "DILUTION AMOUNT") between (a) the aggregate Fair Market Value of such preferred stock (or other security) and lb) the aggregate consideration received by the Company for such preferred stock (or other security), and

     (B) the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Junior Preferred Stock outstanding immediately prior to such issuance and
     (b) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance (the "AGGREGATE PREFERRED VALUE"), and the denominator of which shall be (x) the Aggregate Preferred Value minus
     (y) the Preferred Stock Portion of the Dilution Amount;

PROVIDED, HOWEVER, that in the event that any such rights, options, warrants or other securities expire unexercised, or in the event of a change in the number or cost of the securities to which the holders of such rights, options, warrants or other securities are entitled, the Junior Preferred Stock Amount and Common Stock Amount shall again be adjusted to be due Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such rights, options, warrants or other securities had never been issued, in the former event, or the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of securities, if applicable, and at such changed cost, if applicable, in the latter event.

An adjustment made pursuant to this Section 9(f) shall become effective immediately after the date such preferred stock (or other security) is sold or issued.

Notwithstanding the foregoing provisions of this Section 9(f), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Dilution Amount by having been issued any of such preferred stock (or other securities) so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

          (g) ABOVE MARKET REPURCHASES OF SECURITIES. If at any time, or from time to time, the Company or any Subsidiary thereof shall repurchase (a "REPURCHASE"), by self-tender offer or otherwise, any securities of the Company at a weighted average purchase price in excess of the Fair Market Value thereof (PROVIDED that the repurchase of securities in accordance with their terms as set forth therein or pursuant to the terms of the Restricted Stock Agreements (as defined in the Stockholders Agreement) at the time of issue thereof shall not be deemed to be a purchase in excess of Fair Market Value), on the Business Day immediately prior to the earliest of (i) the date of such Repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "DETERMINATION DATE"),

     (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to such Determination Date by a fraction,
     (x) the numerator of which shall be the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

          (i) (a)   the product of the number of shares of Common Stock
          outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Common Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Common Stock, if any, repurchased or to be repurchased by the Company or any Subsidiary thereof in such Repurchase and the Fair Market Value of a share of Common Stock immediately prior to the Determination Date and (II) the Common Stock Portion of the Repurchase Dilution Amount; by

          (ii) (a) the number of shares of Common Stock outstanding immediately prior to the Determination Date less (b) the number shares of Common Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase, and

     (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to such Determination Date by a fraction, (x) the numerator of which shall be the Fair Market
     Value of a share of Junior Preferred Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

          (i) (a)   the product of the number of shares of Junior Preferred
          Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Junior Preferred Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Junior Preferred Stock, if any, repurchased or to be repurchased in such transaction and the Fair Market Value of a share of Junior Preferred Stock immediately prior to the Determination Date and (II) the Junior Preferred Portion of the Repurchase Dilution Amount; by

          (ii) (a) the number of shares of Junior Preferred Stock outstanding immediately prior to the Determination Date less (b) the number shares of Junior Preferred Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase;

PROVIDED, HOWEVER, that in the event that any proposed Repurchase is not effected, or in the event of a change in the number or cost of securities repurchased or the aggregate purchase price paid, the Common Stock Amount and Preferred Stock Amount shall again be adjusted to be the Common Stock Amount and Preferred Stock.

Amount which would then be in effect if proposed Repurchase never occurred, in the former event, or the Common Stock Amount and Junior Preferred Stock Amount which would then be in effect if the Repurchase had initially been for such changed number of securities, if applicable, and at such changed purchase price, if applicable, in the latter event.

"REPURCHASE DILUTION AMOUNT" means the aggregate consideration paid by the Company in connection with a Repurchase in excess of the Fair Market Value of the securities repurchased plus, in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for securities of the Company, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

An adjustment made pursuant to this Section 9(g) shall become effective immediately on the Determination Date.

Notwithstanding the foregoing provisions of this Section 9(g), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Repurchase Dilution Amount by having been paid such amount so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

          (h) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock or Junior Preferred Stock or other securities receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

          (i) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Common Stock Amount or Junior Preferred Stock Amount pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the number of shares of Common Stock and Junior Preferred Stock or other securities, if any, and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant; and (iii) the adjusted Common Stock Exercise Price and Junior Preferred Stock Exercise Price.

          (j) NOTICES. (i) In the event that the Company shall propose at any time to pay or make any dividend or other distribution or effect any transaction of the type described in Sections 9(a) through 9(g) hereof or to take any similar extraordinary corporate action affecting the Company's capital stock, then, in connection with each such event, the Company shall send to the Holder at least 10 days prior to (x) in the case of a dividend or other distribution, the applicable record date, a notice specifying the record date for purposes of such dividend or distribution and the date on which such dividend or other distribution is to be made, and (y) in any other case, the date on which such event is to become effective or the first date on which the Company intends to effect any such transaction, as the case may be, in each case specifying in reasonable detail what the transaction or event consists of and, 5 applicable, the aggregate amount or value of any cash or property proposed to be distributed, paid, purchased or received by the Company in connection therewith.

               (ii) In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall send to the Holder written notice thereof at least (x) 30 days' prior to the proposed consummation of such dissolution, winding up or liquidation or
     (y) 15 days before the record date therefor, whichever is earlier.

               (iii) Unless notice is otherwise required pursuant to Section 9(j)(i) hereof, the Company shall send written notice to the Holder immediately upon any public announcement with respect to an open market repurchase program for, any self-tender offer for or any other repurchase of shares of Common Stock or Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock.

          (k) MISCELLANEOUS. Notwithstanding anything to the contrary contained herein, there shall be no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount as a result of the issuance or exercise of the Bridge Loan Warrants on the terms contained therein on the date of the first issuance of the Warrants. The computations of all amounts under this Section 9 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 9 have previously been made so as to maintain the relative economic interest of the Warrants VIS A VIS all other securities issued by the Company.

          SECTION 10. CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Junior Preferred Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock, Junior Preferred Stock or other securities for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 10 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

          SECTION 11. NO FURTHER ISSUANCES OF WARRANTS. The Company will issue no Warrants other than this Warrant, those issued concurrently with this Warrant and those issued upon registration of transfer, exchange or exercise hereof and thereof.

          SECTION 12. NOTICES. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:


     If to the Company:       Guitar Center Management Company, Inc.
                              5155 Clareton Drive
                              Agoura Hills, CA 91362
                              Attn: Larry Thomas
                              Telecopier: (818) 735-4923

     With copies to:          Buchalter, Nemer, Fields & Younger
                              601 South Figueroa Street
                              Suite 2200
                              Los Angeles, CA 90017
                              Attn: Mark A. Bonenfant
                              Telecopier: (213) 896-0400;

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, NY 10112
                              Attention: Harvey M. Eisenberg
                              Telecopier: (212) 408-2420; and

                              Sidley & Austin
                              555 West 5th Street
                              Los Angeles, CA 90013
                              Attention: Moshe Kupietzky
                              Telecopier: (213) 896-6600

     If to the Holder:        DLJ Merchant Banking, Inc.
                              2121 Avenue of the Stars
                              Los Angeles, CA 90067-5014
                              Attn: David Wilson
                              Telecopier: (310) 282-6178

     With a copy to:          Davis Polk & Wardwell
                              450 Lexington Avenue
                              New York, NY 10017
                              Attn: George R. Bason, Jr.
                              Telecopier: (212) 450-4800

Each such notice, demand or delivery shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answerback is received or (b) if given by mail, three business days after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (c) if given by any other means, when delivered at the address specified herein.

          SECTION 13. APPLICABLE LAW. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of New York and the performance thereof shall be governed and enforced in accordance with such laws.

          SECTION 14. AMENDMENTS; WAIVERS. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder of this Warrant and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of June 5, 1996.


                                   GUITAR CENTER MANAGEMENT
                                        COMPANY, INC.

                                   By: /s/ Lawrence E. Thomas
                                       -----------------------------------------
                                       Name:  LAWRENCE E. THOMAS
                                       Title: PRESIDENT


ATTEST:


By: /s/ Marty Albertson
    -------------------------------
    Name:  MARTY ALBERTSON
    Title: EXECUTIVE VICE PRESIDENT

                        GUITAR CENTER MANAGEMENT COMPANY, INC.

                Warrant for the Purchase of Shares of Common Stock and Junior Preferred Stock of Guitar Center Management Company. Inc.
       ----------------------------------------------------------------

No. *4*

    THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 5, 1996, AMONG GUITAR CENTER MANAGEMENT COMPANY, INC. AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF GUITAR CENTER MANAGEMENT COMPANY, INC.

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR (SUBJECT TO CERTAIN EXCEPTIONS) AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

         FOR VALUE RECEIVED, GUITAR CENTER MANAGEMENT COMPANY, INC., a California corporation (the "COMPANY"), hereby certifies that DLJ Merchant Banking Funding Inc., Delaware corporation, its successors or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, (x) a number of shares of Common Stock (as hereinafter defined) of the Company, equal to the Common Stock Amount (as hereinafter defined) at a purchase price per share equal to the Common Stock Exercise Price (as hereinafter defined) and (y) a number of shares of Junior Preferred Stock (as hereinafter defined) of the Company, equal to the Junior Preferred Stock Amount (as hereinafter defined) at a purchase price per share equal to the Junior Preferred Stock Exercise Price
(as hereinafter defined). The Common Stock Amount, Common Stock Exercise
Price. Junior Preferred Stock Amount and Junior Preferred Stock Exercise
Price are subject to adjustment from time to time as hereinafter set forth.

        SECTION 1. DEFINITIONS. The following terms, as used herein, have the following meanings:

        "BRIDGE FINANCING AGREEMENT" means the Bridge Financing Agreement dated June 5, 1996, among the Company, GCMC Funding, Inc. and Chemical Bank, as such agreement is in effect on the date the Warrants are first issued.

        "BRIDGE LOAN WARRANTS" means the warrants for the purchase of shares of Common Stock, issued on June 5, 1996, to be held in escrow as provided in the Bridge Financing Agreement.

        "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which the New York Stock Exchange is closed.

        "COMMON SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

        "COMMON STOCK" means the Common Stock of the Company, without par value.

        "COMMON STOCK AMOUNT" means 22,033 fully paid and non-assessable shares of Common Stock, as adjusted pursuant to Sections 9 and 10.

        "COMMON STOCK EXERCISE PRICE" means $.01 per share of Common Stock, such amount to be adjusted from time to time upon the adjustment of the Common Stock Amount pursuant to Section 9 below.

        "COMMON STOCK PORTION" means 1%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to time in part only (but not in whole), the Common Stock Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption (the "COMMON AMOUNT") by (y) the sum of the Common Amount and the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Common Stock Portion shall mean 100%.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the sum of the Common Stock Exercise Price and the Junior Preferred Stock Exercise Price.

         "EXPIRATION DATE" means June 5, 2006.

         "FAIR MARKET VALUE" means on any date:

         (a) for any security,

              (i) if such security is of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the thirty (30) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

              (ii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such securities are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder seeking a determination of Fair Market Value; and

              (iii) if such security is not of a class then listed or admitted to trading on any national securities exchange or traded on any national market system, and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the Fair Market Value of such security shall be as mutually agreed by the Company and the Majority Holders; PROVIDED that if the Company and the Majority Holders are unable to mutually agree upon the Fair Market Value, the Company and the Majority Holders shall, within five (5) days from the date that either party determines that they cannot agree and so notifies the other party in writing, jointly retain an investment banking firm. nationally recognized accounting firm or other firm providing similar valuation services (any of the foregoing, a "VALUATION FIRM"), satisfactory to each of them. Within 3 days of selection of the Valuation Firm, the Company shall provide the Valuation Firm and the Holders with a certificate setting forth its opinion as to the fair market value of the security (the "COMPANY'S ESTIMATE"). The Majority Holders shall have 3 days to accept, or disagree with, the Company's Estimate. If the Majority Holders disagree with the Company's Estimate, the Majority Holders shall so indicate in writing to the Company and the Valuation Firm and provide them with their opinion as to the fair market value of the security (the "MAJORITY HOLDERS' ESTIMATE"), in each case within 3 days of receipt of the Company's Estimate. If the Majority Holders do not indicate their disagreement with the Company's Estimate in writing (and provide their opinion referred to in the immediately preceding sentence) within such 3-day period, the Fair Market Value of the security shall be equal to the Company's Estimate. If the Majority Holders indicate their disagreement with the Company's Estimate (and provide such opinion) within such 3-day period, the Valuation Firm shall select either the Company's Estimate or the Majority Holders' Estimate as the estimate that more closely reflects the fair market value of the security, and the estimate thus selected shall be the Fair Market Value of the security. All fees and expenses of the Valuation Firm shall be paid by the party (treating all Holders as one party) whose estimate was not selected as the Fair Market Value.

         (b) notwithstanding paragraph (a), in the event of any repurchase or redemption of preferred stock, the Fair Market Value shall not be less than the stated value thereof plus any accrued and unpaid dividends as of the date of such repurchase or redemption plus any premium payable in such repurchase or redemption pursuant to the terms of such preferred stock in effect on the date such shares of preferred stock are first issued; and

         (c) for each Warrant, the Fair Market Value of the Warrant shall be the aggregate Fair Market Value of the Warrant Shares obtainable on exercise of such Warrant minus the aggregate Common Stock Exercise Price and Junior Preferred Stock Exercise Price therefor.

         "HOLDERS" means, collectively, the Holder of this Warrant and the holders of all other Warrants.

         "JUNIOR PREFERRED PORTION" means 99%; PROVIDED that (A) if any of the shares of Junior Preferred Stock are converted, from time to time in part only (but not in whole), into shares of Common Stock or redeemed from time to re in part only (but not in whole), the Junior Preferred Portion after any such conversion or redemption shall mean the percentage obtained by dividing (x) the Fair Market Value of all shares of Junior Preferred Stock and Junior Preferred Share Equivalents outstanding after such conversion or redemption (the "JUNIOR PREFERRED AMOUNT") by (y) the sum of the Junior Preferred Amount and the Fair Market Value of all shares of Common Stock and Common Share Equivalents outstanding after such conversion or redemption and (B) if all shares of Junior Preferred Stock are converted into shares of Common Stock and/or redeemed, the Junior Preferred Portion shall mean 0%.

         "JUNIOR PREFERRED STOCK" means the 8% Junior Preferred Stock of the Company, without par value.

         "JUNIOR PREFERRED STOCK AMOUNT" means 21,812.98 fully paid and non-assessable shares of Junior Preferred Stock, plus (x) any additional shares of Junior Preferred Stock that would have been declared as dividends on the Junior Preferred Stock Amount had such shares been outstanding, compounded on each date such dividends would have been declared and (y) a number of shares of Junior Preferred Stock equal to the amount of any accrued and unpaid dividends (compounded on each scheduled dividend payment date) that would have been applicable to the Junior Preferred Stock Amount had such shares been outstanding, up to but not including the relevant Exercise Date divided by $100.00, as adjusted pursuant to Sections 9 and 10.

         "JUNIOR PREFERRED STOCK EXERCISE PRICE" means $.01 per share of Junior Preferred Stock, such amount to be adjusted from time to time upon the adjustment of the Junior Preferred Stock Amount pursuant to Section 9 below.

         "JUNIOR PREFERRED SHARE EQUIVALENT" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Junior Preferred Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock receivable upon exercise of such security (or such portion of such security) and (iii) in the case of any security convertible or exchangeable into a share or shares of Junior Preferred Stock, the number of shares of Junior Preferred Stock that would be received if such security were converted or exchanged on such date.

         "MAJORITY HOLDERS" means those Holders holding Warrants representing the right to purchase the majority of the shares of Common Stock and Junior Preferred Stock issuable upon the exercise of all Warrants held by all Holders.

         "PERSON" means an individual, general partnership, limited partnership, corporation, trust, joint stock company, association, joint venture or any other entity or organization, whether or not legal entities, including a government or political subdivision or an agency or instrumentality thereof.

         "REGISTRATION AGREEMENT" means the Registration Agreement dated June 5, 1996 among the DLJMB Entities and the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of June 5, 1996 by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., and DLJ Merchant Banking Funding, Inc. (collectively, the "DLJMB ENTITIES"), and the Company.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of June 5, 1996 among the Company, the DLJMB Entities and the other stockholders of the Company party thereto.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "WARRANT SHARES" means the shares of Common Stock and Junior Preferred Stock issued or to be issued to the Holder upon exercise of this Warrant, as adjusted from time to time.

         "WARRANTS" means this Warrant and all other warrants to purchase shares of Common Stock and Junior Preferred Stock issued pursuant to the Securities Purchase Agreement

         SECTION 2. EXERCISE OF WARRANT. (a) The Holder is entitled to exercise this Warrant, in whole or in part, at any time, or from time to time, until 5:00 p.m. New York City time on the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day, by presentation and surrender hereof to the Company with the Exercise Subscription Form annexed hereto duly executed and accompanied by proper payment of the

Exercise Price for the Warrant Shares that the Holder wishes to purchase as specified such form, all subject to the terms and conditions hereof. The Holder will exercise a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is exercised, to the extent that each such amount has not been exercised.

         (b) At the option of the Holder, the Exercise Price may be paid in cash or by official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. At the option of the Holder, the Exercise Price may in the alternative be paid by reducing the number of Warrant Shares that would otherwise have been issued upon such exercise by the number of Warrant Shares that have a Fair Market Value equal to the Exercise Price which otherwise would have been paid (ratably based on the amounts of Common Stock and Junior Preferred Stock that would otherwise have been exercisable). Upon the date (the "EXERCISE DATE") of receipt by the Company of this Warrant and the Exercise Subscription Form, together with payment of the applicable Exercise Price, at the Company's office designated for such purpose (which office initially shall be that set forth in Section 12 herein), in proper form for exercise, the Holder shall, to the extent permitted by applicable law, be deemed to be the holder of record of the number of shares of Common Stock and Junior Preferred Stock constituting the Common Stock Amount and Junior Preferred Stock Amount, respectively (or, in the case of a partial exercise of this Warrant, a ratable number of such shares) and any other securities or property (including any money) to which the Holder is entitled, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock, Junior Preferred Stock or other securities shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of the issue or delivery of the shares of Common Stock and Junior Preferred Stock. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, Junior Preferred Stock or other securities, including any Warrant issued pursuant to Section 2(c), and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant in substantially the same form and for the unexercised Common Stock Amount and Preferred Stock Amount remaining shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder and deliver the new Warrant to the Holder without charge.

         (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any shares of Common Stock, Junior Preferred Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5 below.

         (e) Certificates representing securities issued pursuant to this Warrant shall bear legends substantially in the form of the legends set forth on the first page of this Warrant to the extent that and for so long as such legends are required pursuant to the Stockholders Agreement.

         SECTION 3. RESERVATION OF SHARES. The Company hereby agrees at all times to keep reserved for issuance and delivery upon exercise of the Warrants such number of its authorized but unissued shares (or treasury shares) of Common Stock, Junior Preferred Stock, or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent set forth in the Stockholders Agreement, Securities Purchase Agreement or Registration Agreement) and free and clear of all preemptive or similar rights.

         SECTION 4. SECURITIES LAW COMPLIANCE. If the issuance of any shares of Common Stock or Junior Preferred Stock or other securities required to be reserved for purposes of the exercise of any Warrants requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Company shall at its expense use its best efforts to cause such shares to be duly registered, approved or lied, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; PROVIDED that this Section 4 shall not obligate the Company to register such securities under the Securities Act or qualify them under state securities or blue sky laws.

         SECTION 5. FRACTIONAL SHARES. No fractional shares of Common Stock or Junior Preferred Stock or fractional interests in other securities or scrip representing fractional shares or interests shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Common Stock or Junior Preferred Stock or fractional interests in other securities called for upon any exercise hereof (and any other Warrants then held by the Holder hereof which are contemporaneously exercised), the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof at the date of such exercise; PROVIDED, HOWEVER, that in the event that the Company undertakes a reduction in the number of shares of Common Stock or Junior Preferred Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in other securities to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares or interests in accordance with this Section 5.

        SECTION 6. TRANSFER, EXCHANGE OR ASSIGNMENT OF WARRANT. (a) This
Warrant and all rights hereunder are not transferable by the registered holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Stockholders Agreement to the extent required thereby in accordance with the provisions thereof. Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

         (b) Subject to compliance with the Stockholders Agreement, the Registration Agreement and Securities Purchase Agreement, in each case, to the extent applicable, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

         (c) The Holder shall be deemed to have assigned a pro rata portion of the Common Stock Amount and the Junior Preferred Stock Amount (based on the relative number of shares comprising each) each time this Warrant is assigned in part, to the extent that each such amount has not been exercised.

        SECTION 7. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Company, of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall, without charge, execute and deliver a new Warrant of like date and having substantially the same form; PROVIDED that (in the case of loss, theft or destruction) no indemnity bond shall be required unless the Company has a class of securities registered pursuant to the Exchange Act and the Company's transfer agent requires such indemnity bond as a condition to the issuance of a new Warrant.

         SECTION 8. RIGHTS OF THE HOLDER. Prior to the exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company including, without limitation, the right to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company.

         SECTION 9. ANTI-DILUTION PROVISIONS. So long as any Warrants are outstanding, the Common Stock Amount and Junior Preferred Stock Amount shall be subject to change or adjustment as follows:

         (a) DIVIDENDS, SUBDIVISIONS, COMBINATIONS. In case the Company shall (i) pay or make a dividend or other distribution to (x) all holders of its Common Stock in shares of Common Stock or shares of Junior Preferred Stock or
(y) all holders of its Junior Preferred Stock in shares of Common Stock or Junior Preferred Stock (other than ordinary dividends on the Junior Preferred Stock contemplated by the definition of Junior Preferred Stock Amount), (ii) subdivide, split or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a larger number of shares or (iii) combine or reclassify the outstanding shares of its Common Stock or Junior Preferred Stock into a smaller number of shares, then in each such case the Common Stock Amount or Junior Preferred Stock Amount, respectively, shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. Adjustments for distributions of shares of Junior Preferred Stock to holders of Common Stock shall be made to the Junior Preferred Stock Amount, and adjustments for distributions of shares of Common Stock to holders of Junior Preferred Stock shall be made to the Common Stock Amount. An adjustment made pursuant to this Section 9(a) shall become effective immediately after such record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification.

         (b) REORGANIZATION OR RECLASSIFICATION; CONVERSION OF JUNIOR PREFERRED STOCK INTO COMMON STOCK; REDEMPTION OF JUNIOR PREFERRED STOCK. (i) In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of the number of shares of Common Stock and Junior Preferred Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

        (ii) If all or a portion of the shares of Junior Preferred Stock are converted into shares of Common Stock pursuant to the terms of the Junior Preferred Stock, then (x) the Common Stock Amount shall be increased by the number of additional shares of Common Stock the Holder would have received had this Warrant been exercised immediately prior to the conversion and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been converted into Common Stock in such conversion had this Warrant been exercised immediately prior to the conversion.

        (iii) If all or a portion of the shares of Junior Preferred Stock are redeemed pursuant to the terms of the Junior Preferred Stock (except any repurchase pursuant to the Restricted Stock Agreements (as defined in the Stockholders Agreement) or Stockholders Agreement), then (x) the Holder of this Warrant shall be paid the amount he would have received (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption and (y) the Junior Preferred Stock Amount shall be decreased by the number of shares of Junior Preferred Stock issuable upon exercise of this Warrant which would have been redeemed in such redemption (assuming a redemption PRO RATA from all holders of Junior Preferred Stock) had this Warrant been exercised immediately prior to the redemption.

         (c) DISTRIBUTIONS OF ASSETS OR SECURITIES OTHER THAN COMMON STOCK OR JUNIOR PREFERRED STOCK. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock or Junior Preferred Stock shares of any of its capital stock (other than a distribution of Common Stock or Junior Preferred Stock referred to in Section 9(a) or in the definition of Junior Preferred Stock Amount), rights or warrants to purchase any of its securities (other than those referred to in Sections 9(d) and 9(e) below), cash, other assets or evidences of its indebtedness, then, in each such case:

    (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to the date of such dividend or distribution by a fraction, of which (x) the numerator shall be the Fair Market Value per share of Common Stock (the "COMMON VALUE") at the record date (the "RECORD DATE") for determining shareholders entitled to such dividend or distribution, and of which (y) the denominator shall be (a) the Common Value less (b) (i) the Common Stock Portion of the fair market value (the

    "DISTRIBUTION VALUE") of the securities, cash, assets or evidences of indebtedness so distributed divided by (ii) the number of shares of Common Stock outstanding immediately prior to the Record Date, and

    (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the Record Date by a fraction. of which (x) the numerator shall be the Fair Market Value per share of Junior Preferred Stock (the "JUNIOR PREFERRED VALUE") at the record date for determining shareholders entitled to such dividend or distribution. and of which (y) the denominator shall be (a) the Junior Preferred Value less (b) (i) the Junior Preferred Portion of the Distribution Value divided by (ii) the number of shares of Junior Preferred Stock outstanding immediately prior to the Record Date.

The Distribution Value shall be determined in good faith by the Board of Directors of the Company; PROVIDED that if the Majority Holders in their discretion do not agree with such determination, such fair market value shall be determined in the same manner as the fair market value of a security is determined pursue to clause (iii) of the definition of Fair Market Value. All fees and expenses of the Valuation Firm shall be paid by the party whose estimate was not selected as the fair market value.

Notwithstanding the foregoing provisions of this Section 9(c), no adjustment shall be made as aforesaid if the Company distributes to the Holder an amount of securities, cash, other assets or evidences of indebtedness, as the case may be, equal to the amount thereof that would have been distributed to the Holder had this Warrant been exercised immediately prior to the making of such distribution, or if a record date has been set with respect to such distribution, immediately prior to the record date for determination of shareholders entitled thereto.

         (d) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF COMMON STOCK. In case the Company shall issue Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case, the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such Common Stock (or options, rights, warrants or other securities) by a fraction,

    (A) the numerator of which shall be (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and

    (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (ii) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights. warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Common Stock to which the holders of such rights, options or warrants are entitled, the Common Stock Amount shall again be adjusted to be the Common Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this
Section 9(d) shall become effective immediately after the date such Common Stock or other security is issued or sold.

Notwithstanding anything herein to the contrary, (1) no further adjustment to the Common Stock Amount or Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock pursuant to (x) the exercise of any options, rights or warrants or (y) the conversion or exchange of any convertible securities, if in each case the adjustment in the Common Stock Amount or Junior Preferred Stock Amount was made as required hereby upon the issuance or sale of such options, rights, warrants or securities or no adjustment was required hereby at the time such option, right, warrant or convertible security was issued, (2) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance or sale of Common Stock or Junior Preferred Stock upon the exercise of any warrants or options existing on the date hereof, on the terms contained in such securities on the date of original issuance of this Warrant and (3) no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount shall be made upon the issuance of options under the Company's 1996 Performance Stock Option Plan as in effect on the date of original issuance of this Warrant.

         (e) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF JUNIOR PREFERRED STOCK. In case the Company shall issue Junior Preferred Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Junior Preferred Stock on the date such Junior Preferred stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock) is sold or issued (PROVIDED that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such Junior Preferred Stock (or options, rights, warrants or other securities) by a fraction,

    (A) the numerator of which shall be (x) the sum of (i) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Junior Preferred Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance, and

    (B) the denominator of which shall be (x) the product of (i) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance and (ii) the number of Junior Preferred Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus (z) in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Junior Preferred Stock, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities;

PROVIDED, HOWEVER, that in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number or cost of shares of Junior Preferred Stock to which the holders of such rights, options or warrants are entitled, the Junior Preferred Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount which would then be in effect if such rights, options or warrants had never been issued, in the former event, or the Junior Preferred Stock Among which would then be in effect if such holder had initially been entitled to such changed number of shares of Junior Preferred Stock, if applicable, and at such changed cost, if applicable, in the latter event. An adjustment made pursuant to this Section 9(e) shall become effective immediately after the date such Junior Preferred Stock or other security is issued or sold.

         (f) BELOW MARKET DISTRIBUTIONS OR ISSUANCES OF OTHER SECURITIES. In the Company shall issue preferred stock or other securities of the Company (other than Common Stock, Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold or issued (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case:

    (A) the Common Stock Amount shall thereafter be adjusted by multiplying the Common Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction. the numerator of which shall be (X) the product of (a) the number of shares of Common Stock outstanding immediately prior to such issuance and (b) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance (the "AGGREGATE COMMON VALUE"), and the denominator of which shall be (x) the Aggregate Common Value minus (Y) the Common Stock Portion of the difference (the "DILUTION AMOUNT") between (a) the aggregate Fair Market Value of such preferred stock (or other security) and (b) the aggregate consideration received by the Company for such preferred stock (or other security), and

    (B) the Junior Preferred Stock Amount shall thereafter be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be (x) the product of (a) the number of shares of Junior Preferred Stock outstanding immediately prior to such issuance and
    (b) the Fair Market Value of a share of Junior Preferred Stock immediately prior to the date of such issuance (the "AGGREGATE PREFERRED VALUE"), and the denominator of which shall be (x) the Aggregate Preferred Value minus
    (y) the Preferred Stock Portion of the Dilution Amount;

PROVIDED, HOWEVER, that in the event that any such rights, options, warrants or other securities expire unexercised, or in the event of a change in the number or cost of the securities to which the holders of such rights, options, warrants or other securities are entitled, the Junior Preferred Stock Amount and Common Stock Amount shall again be adjusted to be the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such rights, options, warrants or other securities had never been issued, in the former event, or the Junior Preferred Stock Amount and Common Stock Amount which would then be in effect if such holder had initially been entitled to such changed number of securities, if applicable, and at such changed cost, if applicable, in the latter event.

An adjustment made pursuant to this Section 9(f) shall become effective immediately after the date such preferred stock (or other security) is sold or issued.

Notwithstanding the foregoing provisions of this Section 9(f), no adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Dilution Amount by having been issued any of such preferred stock (or other securities) so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

         (g) ABOVE MARKET REPURCHASES OF SECURITIES. If at any time, or from time to time. the Company or any Subsidiary thereof shall repurchase (a "REPURCHASE"), by self-tender offer or otherwise, any securities of the Company at a weighted average purchase price in excess of the Fair Market Value thereof (PROVIDED that the repurchase of securities in accordance with their terms as set forth therein (or pursuant to the terms of the Restricted Stock Agreements (as defined in the Stockholders Agreement) at the time of issue thereof shall not be deemed to be a purchase in excess of Fair Market Value), on the Business Day immediately prior to the earliest of (i) the date of such Repurchase, (ii) the commencement of an offer to repurchase or (iii) the public announcement of either (such date being referred to as the "DETERMINATION DATE"),

    (A) the Common Stock Amount shall be adjusted by multiplying the Common Stock Amount immediately prior to such Determination Date by a fraction,
    (x) the numerator of which shall be the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

         (i) (a) the product of the number of shares of Common Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Common Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Common Stock, if any, repurchased or to be repurchased by the Company or any Subsidiary thereof in such Repurchase and the Fair Market Value of a share of Common Stock immediately prior to the Determination Date and
         (II) the Common Stock Portion of the Repurchase Dilution Amount; by

         (ii) (a) the number of shares of Common Stock outstanding immediately prior to the Determination Date less (b) the number shares of Common Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase, and

    (B) the Junior Preferred Stock Amount shall be adjusted by multiplying the Junior Preferred Stock Amount immediately prior to such Determination Date by a fraction, (x) the numerator of which shall be the Fair Market Value of a share of Junior Preferred Stock immediately prior to such Determination Date, and (y) the denominator of which shall be the result of dividing:

         (i) (a) the product of the number of shares of Junior Referred Stock outstanding immediately prior to such Determination Date and the Fair Market Value of a share of Junior Preferred Stock immediately prior to such date less (b) the sum of (I) the product of the number of shares of Junior Preferred Stock, if any, repurchased or to be repurchased in such transaction and the Fair Market Value of a share of Junior Preferred Stock immediately prior to the Determination Date and (II) the Junior Preferred Portion of the Repurchase Dilution Amount; by

         (ii) (a) the number of shares of Junior Preferred Stock outstanding immediately prior to the Determination Date less (b) the number shares of Junior Preferred Stock, if any, repurchased or to be purchased by the Company or any Subsidiary thereof in such Repurchase;

PROVIDED, HOWEVER, that in the event that any proposed Repurchase is not effected, or in the event of a change in the number or cost of securities repurchased or the aggregate purchase price paid, the Common Stock Amount and Preferred Stock Amount shall again be adjusted to be the Common Stock Amount and Preferred Stock.

Amount which would then be in effect if proposed Repurchase never occurred, in the former event, or the Common Stock Amount and Junior Preferred Stock Amount which would then be in effect if the Repurchase had initially been for such changed number of securities, if applicable, and at such changed purchase price, if applicable, in the latter event.

"REPURCHASE DILUTION AMOUNT" means the aggregate consideration paid by the Company in connection with a Repurchase in excess of the Fair Market Value of the securities repurchased plus, in the case of options, rights, warrants or other securities convertible into or exchangeable or exercisable for securities of the Company, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

An adjustment made pursuant to this Section 9(g) shall become effective immediately on the Determination Date.

Notwithstanding the foregoing provisions of this Section 9(g), an adjustment shall be made as aforesaid to the extent that the Holder shall have received a pro rata portion of the economic benefit of the Repurchase Dilution Amount by having been paid such amount so as to put such Holder in the same economic position he would have been in had the foregoing adjustment been made.

         (h) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock or Junior Preferred Stock or other securities receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

         (i) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Common Stock Amount or Junior Preferred Stock Amount pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the number of shares of Common Stock and Junior Preferred Stock or other securities, if any, and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant; and (iii) the adjusted Common Stock Exercise Price and Junior Preferred Stock Exercise Price.

         (j) NOTICES. (i) In the event that the Company shall propose at any time to pay or make any dividend or other distribution or effect any transaction of the type described in Sections 9(a) through 9(g) hereof or to take any similar extraordinary corporate action affecting the Company's capital stock, then, in connection with each such event, the Company shall send to the Holder at least 10 days prior to (x) in the case of a dividend or other distribution, the applicable record date, a notice specifying the record date for purposes of such dividend or distribution and the date on which such dividend or other distribution is to be made, and (y) in any other case, the date on which such event is to become effective or the first date on which the Company intends to effect any such transaction, as the case may be, in each case specifying in reasonable detail what the transaction or event consists of and, if applicable, the aggregate amount or value of any cash or property proposed to be distributed, paid, purchased or received by the Company in connection therewith.

         (ii) In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall send to the Holder written notice thereof at least (x) 30 days' prior to the proposed consummation of such dissolution, winding up or liquidation or (y) 15 days before the record date therefor, whichever is earlier.

              (iii) Unless notice is otherwise required pursuant to Section 9(j)(i) hereof, the Company shall send written notice to the Holder immediately upon any public announcement with respect to an open market repurchase program for, any self-tender offer for or any other repurchase of shares of Common Stock or Junior Preferred Stock or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Junior Preferred Stock.

         (k) MISCELLANEOUS. Notwithstanding anything to the contrary contained herein, there shall be no adjustment to the Common Stock Amount or the Junior Preferred Stock Amount as a result of the issuance or exercise of the Bridge Loan Warrants on the terms contained therein on the date of the first issuance of the Warrants. The computations of all amounts under this Section 9 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 9 have previously been made so as to maintain the relative economic interest of the Warrants VIS A VIS all other securities issued by the Company.

         SECTION 10. CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Junior Preferred Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock, Junior Preferred Stock or other securities for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 10 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

         SECTION 11. NO FURTHER ISSUANCES OF WARRANTS. The Company will issue no Warrants other than this Warrant, those issued concurrently with this Warrant and those issued upon registration of transfer, exchange or exercise hereof and thereof.

        SECTION 12. NOTICES. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:


If to the Company:      Guitar Center Management Company, Inc.
                        5155 Clareton Drive
                        Agoura Hills, CA 91362
                        Attn: Larry Thomas
                        Telecopier: (818) 735-4923

With copies to:         Buchalter, Nemer, Fields & Younger
                        601 South Figueroa Street
                        Suite 2200
                        Los Angeles, CA 90017
                        Attn: Mark A. Bonenfant
                        Telecopier: (213) 896-0400;

                        O'Sullivan Graev &, Karabell, LLP
                        30 Rockefeller Plaza
                        New York, NY 10112
                        Attention: Harvey M. Eisenberg
                        Telecopier: (212) 408-2420; and

                        Sidley & Austin
                        555 West 5th Street
                        Los Angeles, CA 90013
                        Attention: Moshe Kupietzky
                        Telecopier: (213) 896-6600

If to the Holder:       DLJ Merchant Banking, Inc.
                        2121 Avenue of the Stars
                        Los Angeles, CA 90067-5014
                        Attn: David Wilson
                        Telecopier: (310) 282-6178

With a copy to:         Davis Polk & Wardwell
                        450 Lexington Avenue
                        New York, NY 10017
                        Attn: George R. Bason, Jr.
                        Telecopier: (212) 450-4800

Each such notice, demand or delivery shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answer back is received or (b) if given by mail, three business days after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (c) if given by any other means, when delivered at the address specified herein.

          SECTION 13. APPLICABLE LAW. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of New York and the performance thereof shall be governed and enforced in accordance with such laws.

          SECTION 14. AMENDMENTS; WAIVERS. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder of this Warrant and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of June 5, 1996.

                                   GUITAR CENTER MANAGEMENT
                                     COMPANY, INC.

                                   By: /s/ Lawrence E. Thomas
                                      --------------------------------
                                      Name: LAWRENCE E. THOMAS
                                      Title: PRESIDENT

ATTEST:

By: /s/ Marty Albertson
   ---------------------------
   Name: MARTY ALBERTSON
   Title: EXECUTIVE VICE PRESIDENT